UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6425
                                                     ---------------------

              Nuveen California Quality Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: 8/31/03
                                           ------------------

                  Date of reporting period: 8/31/03
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT August 31, 2003

                         Nuveen Investments
                       Municipal Closed-End
                            Exchange-Traded
                                      Funds

CALIFORNIA
NCA
NCP
NCO
NQC
NVC
NUC


                                DEPENDABLE,
                            TAX-FREE INCOME
                                    BECAUSE
                    IT'S NOT WHAT YOU EARN,
                      IT'S WHAT YOU KEEP.(R)

Photo of: 2 people on beach.
Photo of: man and woman walking on beach.

Logo: NUVEEN Investments

FASTER INFORMATION
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       NUVEEN FUND REPORT
           ELECTRONICALLY

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your Nuveen Fund information is available. Click on the link and you will be
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Registering is easy and only takes a few minutes (see instructions at right).


--------------------------------------------------------------------------------
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No, your e-mail address is strictly confidential and will not be used for
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WHAT IF I CHANGE MY MIND AND WANT TO RECEIVE INVESTOR MATERIALS THROUGH REGULAR
MAIL DELIVERY AGAIN?

If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.
--------------------------------------------------------------------------------


IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.INVESTORDELIVERY.COM

2 Refer to the address sheet that accompanied this report. Enter the personal 13-CHARACTER ENROLLMENT NUMBER imprinted near your name.

3 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen. Once there, enter your e-mail address (e.g. yourID@providerID.com), and a personal, 4-digit PIN number of your choice.
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6    Use this same process if you need to change your registration information or cancel internet viewing.


IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: "WHILE NO ONE KNOWS WHAT THE FUTURE WILL BRING, WE THINK A
WELL-BALANCED PORTFOLIO ..... IS AN IMPORTANT COMPONENT IN ACHIEVING YOUR
LONG-TERM FINANCIAL GOALS."

Dear
  SHAREHOLDER

Once again, I am pleased to report that over the most recent reporting period your California Fund continued to provide you with attractive tax-free monthly income and the opportunity for increased portfolio diversification. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Performance Overview sections of this report.

With interest rates at historically low levels, many investors have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their fixed-income holdings. While no one knows what the future will bring, we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk. We believe municipal bond investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

October 15, 2003

Nuveen California Municipal Closed-End Exchange-Traded Funds (NCA, NCP, NCO, NQC, NVC, NUC)

Portfolio Managers'
               COMMENTS


Portfolio managers Bill Fitzgerald and Scott Romans discuss economic and market conditions, key investment strategies, and the annual performance of the Funds. With 15 years of investment experience at Nuveen, Bill has managed NCP and NCO since 1991, NQC since 1992, NUC since 1993, and NCA and NVC since 1998. Scott, who has three years of investment experience at Nuveen, joined Bill in managing these California Funds in January 2003.



WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE MONTH PERIOD ENDED AUGUST 31, 2003?

As has been the case for some time, we believe the two greatest influences on the general economy and the municipal market continued to be historically low interest rates and the slow pace of economic growth. In June 2003, the Federal Reserve cut the fed funds rate to 1.0%, its lowest level since 1958. Growth during the first half of 2003, as measured by the GDP, registered 2.3%, lagging the 3% pace considered by many to be indicative of recovery. At the same time, inflation remained dormant, with the 12-month advance in the core rate dropping to 1.3% in August.

The slow rate of economic recovery, low interest rates, and lack of inflationary pressures created conditions that helped many municipal bonds perform well during the majority of this reporting period. However, during July 2003, stronger-than-expected economic data precipitated a spike in bond yields and a corresponding drop in bond prices that impacted results across all fixed-income markets.

During the first eight months of 2003, the states and municipalities followed up the record issuance of 2002 with continued strong supply, issuing $254 billion in new bonds, up 12.5% over the same period in 2002.


HOW WERE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA?

Over the 12-months ended August 31, 2003, California continued to struggle with significant budget problems and political uncertainty. On July 29, 2003, nearly a month into its 2004 fiscal year, the state budget was finally approved, closing a $38 billion deficit. Due to the heavy reliance on borrowing and one-time measures to balance the fiscal 2004 budget, California is expected to face an additional $8 billion deficit in fiscal 2005. The recall election added further uncertainty to California's outlook during the reporting period.

While employment and real estate values remained relatively stable in Southern California, the San Francisco area continued to be the state's weak spot, suffering from lingering effects of the technology downturn. Although some economic data provided a glimmer of hope for the state's tech-related jobs, the consensus was that any meaningful improvement in California's employment market, especially technology, was not expected until 2004.

During the first eight months of 2003, municipal new issue supply in the state totaled $42 billion, up 56% over the same period in 2002. However, the delays in budget approval, the size of the deficit, and the uncertainty created by the governor recall effort also led to several downgrades of California's general obligation debt over the twelve months ended August 31, 2003. In December 2002, Standard & Poor's cut the state's credit rating to A from A+, while Moody's followed suit in February 2003, lowering the rating to A2. In July 2003, Moody's and S&P again downgraded the state, to A3/BBB from A2/A, respectively.


HOW DID THE FUNDS PERFORM OVER THIS REPORTING PERIOD?

Individual results for these Funds, as well as for relevant benchmarks, are presented in the accompanying table.

                                                      LEHMAN       LIPPER
                               TOTAL RETURN       CALIFORNIA   CALIFORNIA
            MARKET YIELD             ON NAV    TOTAL RETURN1     AVERAGE2
-------------------------------------------------------------------------
                                     1 YEAR           1 YEAR       1 YEAR
                    TAXABLE-          ENDED            ENDED        ENDED
       8/31/03   EQUIVALENT3        8/31/03          8/31/03      8/31/03
-------------------------------------------------------------------------
NCA      5.47%         8.35%          1.73%            2.00%        1.14%
-------------------------------------------------------------------------
NCP      6.69%        10.21%          2.30%            2.00%        1.14%
-------------------------------------------------------------------------
NCO      6.58%        10.05%          2.73%            2.00%        1.14%
-------------------------------------------------------------------------
NQC      6.53%         9.97%          1.60%            2.00%        1.14%
-------------------------------------------------------------------------
NVC      6.75%        10.31%          2.24%            2.00%        1.14%
-------------------------------------------------------------------------
NUC      6.79%        10.37%          0.71%            2.00%        1.14%
-------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

For the 12-months ended August 31, 2003, all of the Funds in this report except NUC outperformed their Lipper peer group average. In addition, NCP, NCO, and NVC also outperformed the unleveraged Lehman Brothers California Tax-Exempt Bond Index, while NCA and NQC lagged this index by a small margin.

In general over this period, the performances of most of the Funds were helped by their relatively longer durations.4 As of August 31, 2003, the durations of the five leveraged Funds ranged from 10.26 to 11.33, compared with 8.91 for the Lehman California index, while the unleveraged NCA had an average duration of
6.81. During periods of declining interest rates, such as that we experienced over the majority of the 12-month period, investments with longer durations generally would have been expected to outperform those with shorter durations. However, when bond yields jumped higher in late June and July, longer durations hampered the Funds' performance for these months.

Another factor in the performance of these Funds (with the exception of the unleveraged NCA) in comparison with the Lehman California index over this period was their use of leverage. While this strategy generally benefited the Funds over the 12-month period, leverage also magnified some of the price declines experienced when yields rose in June and July, negatively impacting the performance of Funds such as NQC.

In addition to duration and leverage, factors such as call exposure, portfolio trading activity, and the price movement of specific sectors and holdings also had an impact on the Funds' relative performances during this period. For example, while all of these Funds held bonds backed by the 1998 master tobacco settlement agreement, NUC had invested a higher percentage of its portfolio in these tobacco-backed bonds relative to the other five Funds. The negative returns in the tobacco sector over the 12 months ended August 31, 2003, affected NUC and, to a lesser extent, NCA. In recent months, tobacco bonds have shown some recovery. Our strategy continues to be one of maintaining these holdings while regularly evaluating the situation.

At the beginning of this reporting period, NUC also held $6.2 million (par value) in bonds issued for a cargo project at Los Angeles International Airport and backed by United Airlines. These bonds depreciated significantly over the past two years as the airline struggled with bankruptcy. Although we



1 The total annual returns on common share net asset value (NAV) for these Nuveen Funds are compared with the total annual return of the Lehman Brothers California Tax-Exempt Bond Index, an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of the Nuveen California Funds are compared with the average annualized return of the 28 funds in the Lipper California Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment, other than an alternative investment that generates qualified dividend income that is taxable at the maximum rate of 15%, in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a combined federal and state income tax rate of 34.5%.

4 Duration is a measure of a fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the fund. With the exception of NCA, which is unleveraged, references to duration in this commentary are intended to indicate fund duration unless otherwise noted.

began liquidating NUC's position in the United bonds in April 2003 and completed the process in August 2003, the continued depreciation of these bonds over the 12-month reporting period cost the Fund approximately 10 basis points in total return performance.


HOW DID THE MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

With short-term interest rates remaining at historically low levels, the dividend-paying capabilities of the Funds generally benefited from their use of leverage (with the exception of the unleveraged NCA). During the 12-month period ended August 31, 2003, the continued low level of short-term rates enabled us to implement two dividend increases in NVC and one increase each in NCP, NCO and NQC. Leverage also helped to support the dividend of NUC, which, as of August 2003, had paid shareholders steady or increasing dividends for 39 consecutive months. NCA, however, as an unleveraged Fund, did not experience a similar increase in income to its portfolio as long-term rates moved lower. This necessitated a dividend cut in this Fund in March 2003.

Although the share prices and net asset values of these Funds generally performed well during much of this 12-month reporting period, increased volatility in the fixed-income markets during the summer of 2003 as well as continued budgetary and political turmoil in California led to an overall weakening of prices. While we began to see some recovery in August as municipal supply thinned somewhat, the Funds' share prices and NAVs finished this reporting period lower than they had been at the beginning. As of August 31, 2003, NCA, NCP, NCO, NQC, and NVC continued to trade at discounts to their common share NAVs, while NUC had moved from trading at a premium to a discount (see charts on individual Performance Overview pages).


WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE YEAR ENDED AUGUST 31, 2003?

Over this 12-month period, we continued to place strong emphasis on diversifying the portfolios, improving call protection, and enhancing dividend-paying capabilities. One of our key strategies focused on managing the Funds' durations in order to enhance our ability to mitigate interest rate risk and produce potentially more consistent returns over time. Interest rate risk is the risk that the value of a Fund's portfolio will decline when market interest rates rise. The longer the duration of a Fund's portfolio, the greater its interest rate risk. Over the course of the reporting period, we concentrated on finding value in the intermediate part of the yield curve. In many cases, bonds in this part of the curve offered yields similar to those of longer-term bonds but, in our opinion, had less inherent interest rate risk.

Over the six months ended August 31, 2003, another key strategy centered on selling or purchasing California general obligation bonds (GOs) to take advantage of general market moves. In early spring 2003, the yield differential between new California GOs and national AAA credits with similar maturities had narrowed to 35-40 basis points. We believed this made California GOs relatively expensive and we largely moved the Funds out of positions in California GOs. By June 2003, as the state's budget process stalled and the recall movement gathered strength, the yield differential had widened, and we began buying California GOs. Following the approval of the fiscal 2004 budget at the end of July 2003, California GOs rallied on a relative basis. As the yield spread with national bonds once again narrowed, we began to sell some of these GO positions at what we believed were attractive prices.


WHAT IS YOUR OUTLOOK FOR THE BOND CALLS FOR THESE FUNDS?

Through 2004, potential call exposure ranges from 8% in NCA to 17% in NUC. During this reporting period, we worked to mitigate the call risk of all of these Funds, especially NCP and NUC. As of August 31, 2003, the potential call exposures of NCP and NUC through 2003 and 2004 were down from a year ago. The number of actual calls in these Funds will depend largely on market interest rates in coming months.

In general, we believe that these Nuveen Funds can continue to serve as attractive sources of tax-free income, while simultaneously offering the potential for considerable portfolio diversification. In our opinion, these Funds represent a quality component of a well-balanced core investment portfolio that can continue to benefit shareholders over time.

Nuveen California Municipal Value Fund, Inc.

Performance
  OVERVIEW As of August 31, 2003


NCA



Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                  54%
A                                    13%
BBB                                  21%
NR                                   11%
BB or lower                           1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $9.10
--------------------------------------------------
Common Share Net Asset Value                 $9.93
--------------------------------------------------
Market Yield                                 5.47%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.60%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         8.35%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $250,749
--------------------------------------------------
Average Effective Maturity (Years)           18.58
--------------------------------------------------
Average Duration                              6.81
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 10/07/87)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -3.55%         1.73%
--------------------------------------------------
5-Year                         4.02%         4.41%
--------------------------------------------------
10-Year                        3.41%         5.17%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         26%
--------------------------------------------------
U.S. Guaranteed                                17%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Healthcare                                     10%
--------------------------------------------------
Housing/Multifamily                             7%
--------------------------------------------------


Bar chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                                0.043
Oct                                0.043
Nov                                0.043
Dec                                0.043
Jan                                0.043
Feb                                0.043
Mar                                0.0415
Apr                                0.0415
May                                0.0415
Jun                                0.0415
Jul                                0.0415
Aug                                0.0415

Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/02                             10.16
                                   10.12
                                   10.03
                                   10.39
                                   10.26
                                   10
                                   9.84
                                   9.69
                                   9.63
                                   9.92
                                   9.57
                                   9.61
                                   9.71
                                   9.82
                                   9.59
                                   9.5
                                   9.52
                                   9.53
                                   9.4
                                   9.5
                                   9.53
                                   9.57
                                   9.9
                                   9.79
                                   9.94
                                   9.9
                                   10
                                   9.7
                                   9.55
                                   9.89
                                   9.62
                                   9.6
                                   9.69
                                   9.5
                                   9.58
                                   9.78
                                   9.92
                                   9.98
                                   10.12
                                   10.02
                                   10.03
                                   10.01
                                   9.83
                                   9.59
                                   8.96
                                   9.2
                                   9.22
                                   9.1
8/31/03                            9.1

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0122 per share.

Nuveen California Performance Plus Municipal Fund, Inc.

Performance
  OVERVIEW As of August 31, 2003


NCP



Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                  66%
AA                                   10%
A                                     9%
BBB                                  13%
NR                                    2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.90
--------------------------------------------------
Common Share Net Asset Value                $14.76
--------------------------------------------------
Market Yield                                 6.69%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.29%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.21%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $191,409
--------------------------------------------------
Average Effective Maturity (Years)           17.42
--------------------------------------------------
Leverage-Adjusted Duration                   10.26
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/15/89)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -1.30%         2.30%
--------------------------------------------------
5-Year                         1.14%         5.00%
--------------------------------------------------
10-Year                        4.21%         5.71%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 22%
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------


Bar chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                               0.0745
Oct                               0.0745
Nov                               0.0745
Dec                               0.0745
Jan                               0.0745
Feb                               0.0745
Mar                               0.0775
Apr                               0.0775
May                               0.0775
Jun                               0.0775
Jul                               0.0775
Aug                               0.0775

Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/02                            15.08
                                  14.86
                                  15.12
                                  15.23
                                  15.12
                                  14.8
                                  14.15
                                  14.37
                                  14.28
                                  14.5
                                  14.55
                                  14
                                  13.96
                                  14.38
                                  14.15
                                  14.03
                                  14.25
                                  14.28
                                  14.27
                                  14.01
                                  14.03
                                  14.17
                                  14.34
                                  14.35
                                  14.3
                                  14.35
                                  14.4
                                  14.39
                                  14.15
                                  14.56
                                  14.61
                                  14.59
                                  14.74
                                  14.7
                                  14.8
                                  14.84
                                  15.31
                                  15.41
                                  15.33
                                  15.15
                                  15.2
                                  15.22
                                  15.15
                                  14.38
                                  13.75
                                  14.19
                                  13.97
                                  14.01
8/31/03                           13.9


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December
  2002 of $0.0081 per share.

Nuveen California Municipal Market Opportunity Fund, Inc.

Performance
   OVERVIEW As of August 31, 2003


NCO



Pie chart:
CREDIT QUALITY
AAA/U.S. GUARANTEED                         59%
AA                                          15%
A                                           11%
BBB                                         10%
NR                                           3%
BB OR LOWER                                  2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.95
--------------------------------------------------
Common Share Net Asset Value                $14.77
--------------------------------------------------
Market Yield                                 6.58%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.14%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.05%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $120,437
--------------------------------------------------
Average Effective Maturity (Years)           18.89
--------------------------------------------------
Leverage-Adjusted Duration                   11.00
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/17/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -2.45%         2.73%
--------------------------------------------------
5-Year                         1.77%         4.55%
--------------------------------------------------
10-Year                        4.03%         5.58%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Transportation                                 19%
--------------------------------------------------
Tax Obligation/Limited                         19%
--------------------------------------------------
Tax Obligation/General                         17%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Water and Sewer                                12%
--------------------------------------------------

Bar chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                               0.0755
Oct                               0.0755
Nov                               0.0755
Dec                               0.0755
Jan                               0.0755
Feb                               0.0755
Mar                               0.0755
Apr                               0.0755
May                               0.0755
Jun                               0.0765
Jul                               0.0765
Aug                               0.0765

Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/02                            15.4
                                  15.25
                                  15.19
                                  15.44
                                  15.45
                                  15.01
                                  14.6
                                  14.44
                                  14.6
                                  14.7
                                  14.65
                                  14.37
                                  14.24
                                  14.44
                                  14.35
                                  14.3
                                  14.45
                                  14.46
                                  14.3
                                  14.08
                                  14.32
                                  14.37
                                  14.6
                                  14.34
                                  14.33
                                  14.26
                                  14.35
                                  14.4
                                  14.09
                                  14.38
                                  14.46
                                  14.43
                                  14.54
                                  14.53
                                  14.66
                                  14.88
                                  15.44
                                  15.6
                                  15.42
                                  15.25
                                  15.45
                                  15.5
                                  15.27
                                  14.47
                                  13.9
                                  14.47
                                  14.07
                                  13.98
8/31/03                           13.95

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December
  2002 of $0.0049 per share.

Nuveen California Investment Quality Municipal Fund, Inc.

Performance
  OVERVIEW As of August 31, 2003


NQC



Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 66%
AA                                  10%
A                                   12%
BBB                                  9%
NR                                   1%
BB or lower                          2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.61
--------------------------------------------------
Common Share Net Asset Value                $15.09
--------------------------------------------------
Market Yield                                 6.53%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.07%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         9.97%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $204,974
--------------------------------------------------
Average Effective Maturity (Years)           18.57
--------------------------------------------------
Leverage-Adjusted Duration                   10.78
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/20/90)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         0.29%         1.60%
--------------------------------------------------
5-Year                         3.27%         5.11%
--------------------------------------------------
10-Year                        4.89%         5.71%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         25%
--------------------------------------------------
Transportation                                 22%
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
U.S. Guaranteed                                 8%
--------------------------------------------------
Utilities                                       7%
--------------------------------------------------

Bar chart:
2002-2003 Monthly Tax-Free Dividends Per Share2
Sep                               0.0765
Oct                               0.0765
Nov                               0.0765
Dec                               0.0765
Jan                               0.0765
Feb                               0.0765
Mar                               0.0795
Apr                               0.0795
May                               0.0795
Jun                               0.0795
Jul                               0.0795
Aug                               0.0795


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/02                            15.51
                                  15.57
                                  15.75
                                  15.85
                                  15.83
                                  15.71
                                  14.97
                                  14.95
                                  15.14
                                  14.94
                                  14.88
                                  14.81
                                  14.74
                                  15
                                  15
                                  14.61
                                  14.93
                                  14.92
                                  14.84
                                  14.57
                                  14.5
                                  14.55
                                  14.65
                                  14.5
                                  14.54
                                  14.6
                                  14.78
                                  14.87
                                  14.72
                                  14.85
                                  14.87
                                  14.93
                                  15
                                  15.06
                                  15.26
                                  15.35
                                  15.68
                                  15.85
                                  15.83
                                  15.88
                                  15.74
                                  15.6
                                  15.48
                                  14.65
                                  14.45
                                  14.62
                                  14.27
                                  14.45
8/31/03                           14.61

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0186 per share.

Nuveen California Select Quality Municipal Fund, Inc.

Performance
   OVERVIEW As of August 31, 2003


NVC



Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 65%
AA                                   4%
A                                   17%
BBB                                 10%
NR                                   2%
BB or lower                          2%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.14
--------------------------------------------------
Common Share Net Asset Value                $14.93
--------------------------------------------------
Market Yield                                 6.75%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.38%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.31%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $344,892
--------------------------------------------------
Average Effective Maturity (Years)           19.46
--------------------------------------------------
Leverage-Adjusted Duration                   11.33
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/22/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -2.78%         2.24%
--------------------------------------------------
5-Year                         3.07%         5.22%
--------------------------------------------------
10-Year                        5.01%         5.83%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         18%
--------------------------------------------------
Tax Obligation/General                         17%
--------------------------------------------------
Transportation                                 13%
--------------------------------------------------
Utilities                                      12%
--------------------------------------------------
Healthcare                                     11%
--------------------------------------------------

Bar chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                               0.077
Oct                               0.077
Nov                               0.077
Dec                               0.078
Jan                               0.078
Feb                               0.078
Mar                               0.0795
Apr                               0.0795
May                               0.0795
Jun                               0.0795
Jul                               0.0795
Aug                               0.0795

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/02                            15.46
                                  15.38
                                  15.48
                                  15.57
                                  15.46
                                  15.42
                                  14.55
                                  14.47
                                  14.81
                                  14.75
                                  14.83
                                  14.3
                                  14.32
                                  14.82
                                  14.55
                                  14.55
                                  14.57
                                  14.85
                                  14.6
                                  14.39
                                  14.35
                                  14.45
                                  14.7
                                  14.53
                                  14.69
                                  14.77
                                  14.98
                                  14.95
                                  14.59
                                  14.61
                                  14.86
                                  14.8
                                  14.79
                                  14.91
                                  15.01
                                  15.14
                                  15.55
                                  15.7
                                  15.74
                                  15.63
                                  15.65
                                  15.64
                                  15.53
                                  14.82
                                  13.87
                                  14.38
                                  14.18
                                  14
8/31/03                           14.14

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0148 per share.

Nuveen California Quality Income Municipal Fund, Inc.

Performance
   OVERVIEW As of August 31, 2003


NUC



Pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                 63%
AA                                   4%
A                                   19%
BBB                                  8%
NR                                   2%
BB or lower                          4%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.67
--------------------------------------------------
Common Share Net Asset Value                $14.85
--------------------------------------------------
Market Yield                                 6.79%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.43%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1        10.37%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $326,280
--------------------------------------------------
Average Effective Maturity (Years)           18.79
--------------------------------------------------
Leverage-Adjusted Duration                   11.24
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 11/20/91)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                        -2.38%         0.71%
--------------------------------------------------
5-Year                         3.04%         4.68%
--------------------------------------------------
10-Year                        5.70%         5.92%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/Limited                         24%
--------------------------------------------------
Tax Obligation/General                         15%
--------------------------------------------------
U.S. Guaranteed                                14%
--------------------------------------------------
Education and Civic Organizations              13%
--------------------------------------------------
Utilities                                      10%
--------------------------------------------------


Bar chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Sep                               0.083
Oct                               0.083
Nov                               0.083
Dec                               0.083
Jan                               0.083
Feb                               0.083
Mar                               0.083
Apr                               0.083
May                               0.083
Jun                               0.083
Jul                               0.083
Aug                               0.083


Line chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
9/1/02                            16.25
                                  16.34
                                  16.33
                                  16.51
                                  16.75
                                  16.4
                                  15.71
                                  15.28
                                  15.66
                                  15.79
                                  15.6
                                  15.29
                                  15.35
                                  15.6
                                  15.51
                                  15.6
                                  15.65
                                  15.86
                                  15.42
                                  15.22
                                  15.2
                                  15.18
                                  15.42
                                  15.4
                                  15.4
                                  15.36
                                  15.47
                                  15.27
                                  15.14
                                  15.49
                                  15.29
                                  15.25
                                  15.26
                                  15.27
                                  15.49
                                  15.55
                                  15.97
                                  16.44
                                  16.62
                                  16.4
                                  16.04
                                  16.04
                                  15.75
                                  15.34
                                  14.54
                                  15.05
                                  14.54
                                  14.73
8/31/03                           14.67


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 28%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 34.5%.

2 The Fund also paid shareholders a capital gains and net ordinary income distribution in December 2002 of $0.1192 per share.

Report of
   INDEPENDENT AUDITORS




THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC.
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of August 31, 2003, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen California Municipal Value Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc. and Nuveen California Quality Income Municipal Fund, Inc. at August 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP

Chicago, Illinois
October 10, 2003

                            Nuveen California Municipal Value Fund, Inc. (NCA)
                            Portfolio of
                                    INVESTMENTS August 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 3.0%

$       7,400   California County Tobacco Securitization Agency, Tobacco Settlement   6/12 at 100.00        Baa2       $  5,411,324
                 Asset-Backed Bonds, Sonoma County Tobacco Funding Corporation,
                 Series 2002B, 5.500%, 6/01/30

        2,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          2,021,150
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 1.6%

        1,000   California Educational Facilities Authority, Revenue Bonds,           6/11 at 101.00         AAA          1,015,770
                 Stanford University, Series 2001Q, 5.250%, 12/01/32

        1,500   California Statewide Community Development Authority,                12/06 at 105.00         N/R          1,489,305
                 Certificates of Participation, San Diego Space and Science
                 Foundation, Series 1996, 7.500%, 12/01/26

        1,500   California Statewide Community Development Authority, Student         8/12 at 100.00           A          1,516,260
                 Housing Revenue Bonds, EAH - Irvine East Campus Apartments,
                 LLC Project, Series 2002A, 5.500%, 8/01/22 - ACA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 9.7%

        1,000   Arcadia, California, Hospital Revenue Bonds, Methodist Hospital      11/03 at 101.00        BBB+          1,021,170
                 of Southern California, Series 1992, 6.500%, 11/15/12

       12,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00          A3         12,629,280
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30

        4,000   California Statewide Community Development Authority, Revenue           No Opt. Call         AAA          3,968,440
                 Refunding Bonds, Sherman Oaks Project, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        5,000   Central California Joint Powers Health Financing Authority,           2/10 at 101.00         BBB          5,057,300
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group Project, Series 2000, 6.000%, 2/01/30

        1,440   Stockton, California, Health Facility Revenue Bonds, Dameron         12/07 at 102.00        BBB+          1,542,859
                 Hospital Association, Series 1997A, 5.300%, 12/01/08


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.9%

        9,100   ABAG Finance Authority for Nonprofit Corporations, California,          No Opt. Call        BBB-          9,620,702
                 Multifamily Housing Revenue Refunding Bonds, United
                 Dominion/2000 Post Apartments, 2000 Series B, 6.400%, 8/15/30
                 (Alternative Minimum Tax) (Mandatory put 8/15/08)

        2,620   California Statewide Community Development Authority,                 7/09 at 102.00         N/R          2,493,218
                 Multifamily Housing Revenue Bonds, Harbor City Lights Project,
                 Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)

        5,000   California Statewide Community Development Authority,                   No Opt. Call        BBB+          5,291,950
                 Multifamily Housing Refunding Bonds, Archstone Pelican Point
                 Apartments, Archstone Communities Trust, Series 1999H,
                 5.300%, 6/01/29 (Mandatory put 6/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 0.6%

          160   California Rural Home Mortgage Finance Authority, Single                No Opt. Call         Aaa            170,755
                 Family Mortgage Revenue Bonds, Mortgage-Backed Securities
                 Program, Series 1993A-2, 7.950%, 12/01/24 (Alternative
                 Minimum Tax)

        1,285   California Rural Home Mortgage Finance Authority, Single                No Opt. Call         AAA          1,357,127
                 Family Mortgage Revenue Bonds, Mortgage-Backed Securities
                 Program, Series 1997D, 6.700%, 5/01/29 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 4.1%

        2,720   ABAG Finance Authority for Non-Profit Corporations, California,      10/07 at 102.00         BB+          2,550,816
                 Certificates of Participation, American Baptist Homes of the
                 West Facilities Project, Series 1997A, 5.750%, 10/01/17

        5,945   California Statewide Communities Development Authority,               4/09 at 101.00        BBB-          5,835,196
                 Certificates of Participation, The Internext Group,
                 5.375%, 4/01/17

        2,000   Riverside County Public Financing Authority, California,              5/09 at 101.00        BBB-          2,002,020
                 Certificates of Participation, Air Force Village West,
                 Series 1999, 5.750%, 5/15/19


                                       13


                            Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                                    Portfolio of INVESTMENTS August 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 12.1%

$       7,500   State of California, Various Purpose General Obligation Bonds,        3/10 at 101.00         AAA       $  7,898,700
                 5.750%, 3/01/27 - MBIA Insured

                California State, General Obligation Refunding Bonds, Series 2002:
        2,500    5.250%, 2/01/30                                                      2/12 at 100.00          A3          2,442,275
        2,500    5.250%, 4/01/32                                                      4/12 at 100.00          A3          2,436,675

        2,500   California State, General Obligation Bonds, Series 2003,              8/13 at 100.00          A3          2,341,100
                 5.000%, 2/01/33

        3,200   Los Angeles Unified School District, Los Angeles County,              7/13 at 100.00         AAA          3,218,336
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 7/01/22 - FSA Insured

        1,845   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          1,862,730
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

        1,970   Pleasant Valley School District, Ventura County, California,            No Opt. Call         AAA          2,218,890
                 General Obligation Refunding Bonds, Series 2002A,
                 5.850%, 2/01/23 - MBIA Insured

        1,500   San Ramon Valley Unified School District, Contra Costa                8/13 at 100.00         AAA          1,502,850
                 County, California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/23 - FSA Insured

        2,200   Santa Maria Joint Union High School District, Santa Barbara             No Opt. Call         Aaa          2,417,866
                 and San Luis Obispo Counties, California, General Obligation
                 Bonds, Series 2003B, 5.625%, 8/01/24 - FSA Insured

        2,325   Temecula Valley Unified School District, Riverside County,            9/06 at 102.00         AAA          2,598,746
                 California, General Obligation Bonds, Series 1990F,
                 6.000%, 9/01/20 - FSA Insured

        1,460   West Contra Costa Unified School District, Contra Costa County,       8/11 at 101.00         AAA          1,485,711
                 California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/20 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 25.3%

        9,000   California State Public Works Board, Lease Revenue Bonds,             1/06 at 100.00         AAA          9,241,200
                 Department of Corrections, California Substance Abuse Treatment
                 Facility and State Prison - Corcoran II, Series 1996A,
                 5.250%, 1/01/21 - AMBAC Insured

        4,000   California State Public Works Board, Lease Revenue Bonds,            11/09 at 101.00         AAA          4,214,040
                 Department of Health Services, Richmond Laboratory Project,
                 Series 1999A, 5.750%, 11/01/24 - MBIA Insured

        6,000   Capistrano Unified School District, Ladera, California,               9/09 at 102.00         N/R          5,838,300
                 Special Tax Bonds, Community Facilities District 98-2,
                 Series 1999, 5.750%, 9/01/29

        2,000   Cathedral City Public Financing Authority, California,                8/12 at 102.00         AAA          1,958,860
                 Tax Allocation Bonds, Merged Projects Area, Series 2002A,
                 5.000%, 8/01/33 - MBIA Insured

        3,025   Chino Unified School District, California, Certificates of            9/05 at 102.00         AAA          3,305,962
                 Participation, Master Lease Program, Series 1995,
                 6.000%, 9/01/20 - FSA Insured

        2,800   California Commerce Community Development Commission,                 8/07 at 102.00         N/R          2,822,708
                 Subordinate Lien Tax Allocation Refunding Bonds, Redevelopment
                 Project 1, Series 1997B, 6.000%, 8/01/21

        2,000   Duarte Redevelopment Agency, California, Tax Allocation               9/07 at 102.00         N/R          2,149,500
                 Refunding Bonds, Amended Davis Addition Project Area,
                 Series 1997A, 6.700%, 9/01/14

        4,685   City of Milpitas, Santa Clara County, California, Limited             9/03 at 103.00         N/R          4,835,435
                 Obligation Improvement Bonds, Local  Improvement
                 District No. 20, 1998 Series A, 5.650%, 9/02/13

          420   Oakland Redevelopment Agency, California, Subordinate                 3/13 at 100.00         AAA            454,049
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/18 - FGIC Insured

        8,000   Palmdale Elementary School District, Los Angeles County,              8/09 at 101.00         AAA          8,639,440
                 California, Special Tax Bonds, Community Facilities District 90-1,
                 Series 1999, 5.800%, 8/01/29 - FSA Insured

        3,300   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          3,327,918
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36

          490   Riverside County, California, Subordinate Lien Mobile Home           10/03 at 100.00         N/R            433,077
                 Park Revenue Bonds, Bravo Mobile Home Park Project,
                 Series 1999B, 6.500%, 3/20/29

        1,440   San Dimas Housing Authority, California, Mobile Home Park Revenue     7/08 at 102.00         N/R          1,345,766
                 Bonds, Charter Oak Mobile Home Estates Acquisition Project,
                 Series 1998A, 5.700%, 7/01/28

        3,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,      2/04 at 102.00         AAA          3,014,820
                 Merged Area Redevelopment Project, Series 1993,
                 5.000%, 8/01/20 - MBIA Insured

        2,750   San Jose Financing Authority, California, Lease Revenue Refunding     9/11 at 100.00         AAA          2,794,412
                 Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured


                                       14

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,700   Shafter Joint Powers Financing Authority, California, Lease           1/07 at 101.00          A3        $ 1,808,375
                 Revenue Bonds, Community Correctional Facility Acquisition
                 Project, Series 1997A, 5.950%, 1/01/11

        1,000   Stockton, California, Revenue Bonds, Community Facilities             8/05 at 102.00         N/R          1,054,330
                 District 90-2, Brookside Estates, Series 1997A, 5.850%, 8/01/09

        3,000   Virgin Islands Public Finance Authority, Gross Receipts Tax Loan     10/10 at 101.00        BBB-          3,295,260
                 Note, Series 1999A, 6.500%, 10/01/24

        2,570   Vista Joint Powers Financing Authority, California, Special Tax       9/05 at 102.00         N/R          2,593,207
                 Lease Revenue Refunding Bonds, Community Facilities
                 District 90-2, Series 1997A, 5.875%, 9/01/20


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 5.3%

        5,500   Foothill-Eastern Transportation Corridor Agency, California, Toll     1/14 at 101.00        BBB-          3,798,135
                 Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/27

        1,250   Fresno, California, Airport Revenue Bonds, Series 2000A,              7/10 at 101.00         AAA          1,301,788
                 5.500%, 7/01/30 - FSA Insured

        3,000   Port of Oakland, California, Revenue Bonds, Series 1997G,            11/07 at 102.00         AAA          3,035,850
                 5.375%, 11/01/25 (Alternative Minimum Tax) - MBIA Insured

        5,000   San Francisco City and County Airports Commission, California,        5/06 at 102.00         AAA          5,159,700
                 Revenue Bonds, San Francisco International Airport, Series 2,
                 Issue 10A, 5.625%, 5/01/21 (Alternative Minimum Tax) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.7%

           15   Azusa Public Financing Authority, California, Revenue Bonds,          9/03 at 102.00         AAA             15,332
                 Azusa Water System Acquisition Project, Series 1993A,
                 5.000%, 7/01/23 (Pre-refunded to 9/18/03) - FGIC Insured

        3,115   California Educational Facilities Authority, Revenue Bonds, Pooled    6/10 at 101.00     Baa3***          3,723,266
                 College and University Projects, Series 2000C, 6.750%, 6/01/30

          970   Chino Unified School District, California, Certificates of            9/05 at 102.00         AAA          1,078,407
                 Participation, Master Lease Program, Series 1995,
                 6.000%, 9/01/20 (Pre-refunded to 9/01/05) - FSA Insured

        2,065   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          2,832,602
                 Securities Program, Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax)

        2,500   Los Angeles Community Redevelopment Agency, California,               1/04 at 100.00      BBB***          2,548,250
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10

        5,000   Merced Irrigation District, California, Subordinated Revenue          3/08 at 102.00         AAA          6,035,600
                 Certificates of Participation, Electric System Project,
                 Series 2000, 7.450%, 3/01/18 (Pre-refunded to 3/01/08)

        2,000   Modesto Irrigation District, California, Domestic Water Revenue       9/05 at 102.00         AAA          2,213,660
                 Bonds, Series 1995C, 5.750%, 9/01/22 (Pre-refunded to
                 9/01/05) - AMBAC Insured

        8,565   Palmdale, California, GNMA Mortgage-Backed Securities                   No Opt. Call         AAA          4,290,209
                 Program, Single Family Mortgage Revenue Bonds,
                 Series 1988A, 0.000%, 3/01/17

        5,190   Sacramento County Sanitation District Financing Authority,           12/18 at 100.00         Aaa          5,217,248
                 California, Revenue Bonds, Series 1993, 4.750%, 12/01/23
                 (Pre-refunded to 12/01/18)

       20,415   San Bernardino County, California, Single Family Mortgage               No Opt. Call         AAA          7,732,794
                 Revenue Bonds, GNMA Mortgage-Backed Securities,
                 Series 1988A, 0.000%, 9/01/21 (Alternative Minimum Tax)

        5,925   San Francisco City and County Airports Commission,                    5/05 at 101.00         AAA          6,438,935
                 California, Revenue Bonds, San Francisco International Airport,
                 Series 2, Issue 11, 6.200%, 5/01/19 (Alternative Minimum Tax)
                 (Pre-refunded to 5/01/05) - FGIC Insured

        2,220   South Placer Wastewater Authority, California, Wastewater            11/10 at 101.00         AAA          2,256,319
                 Revenue Bonds, Series 2000A, 5.000%, 11/01/20 (Pre-refunded to 11/01/10) - FGIC Insured


                                       15


                            Nuveen California Municipal Value Fund, Inc. (NCA) (continued)
                                    Portfolio of INVESTMENTS August 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 5.6%

$       4,500   California Department of Water Resources, Power Supply                5/12 at 101.00          A3       $  4,544,100
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        3,000   California Statewide Community Development Authority, Refunding      12/04 at 102.00         N/R          2,454,810
                 Certificates of Participation,  Rio Bravo Fresno Project,
                 Series 1999A, 6.300%, 12/01/18

        3,300   Merced Irrigation District, California, Revenue Refunding Bonds,      9/05 at 102.00        Baa3          3,458,169
                 Electric System Project, Series 2001, 6.850%, 9/01/36

        3,500   Puerto Rico Industrial, Tourist, Educational, Medical and             6/10 at 101.00        Baa2          3,606,995
                 Environmental Control Facilities Financing Authority, Cogeneration
                 Facility Revenue Bonds, 2000 Series A, 6.625%, 6/01/26
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 4.6%

        5,000   Castaic Lake Water Agency, California, Revenue Refunding              8/04 at 102.00         AAA          5,300,750
                 Certificates of Participation, Water System Improvement
                 Projects, Series 1994A, 6.300%, 8/01/20 - MBIA Insured

          750   Livermore-Amador Valley Water Management Agency, California,          8/11 at 100.00         AAA            738,314
                 Sewer Revenue Bonds, Series 2001A, 5.000%, 8/01/31 -
                 AMBAC Insured

          500   Los Angeles County Sanitation Districts Financing Authority,         10/13 at 100.00         AAA            500,960
                 California, Capital Projects Revenue Bonds, Senior Lien
                 Series 2003A, 5.000%, 10/01/23 - FSA Insured

        5,000   Orange County Sanitation District, California, Certificates           8/13 at 100.00         AAA          5,074,350
                 of Participation, Series 2003, 5.250%, 2/01/27 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     255,130   Total Long-Term Investments (cost $230,614,460) - 96.5%                                                 241,901,723
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.5%                                                                      8,847,231
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $250,748,954
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       16


                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP)
                            Portfolio of
                                    INVESTMENTS August 31, 2003

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.9%

$       7,320   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa2       $  6,859,865
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.125%, 6/01/20

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          2,425,380
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 3.6%

        4,730   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          4,832,688
                 Series 2002A, 5.000%, 11/01/19 - AMBAC Insured

        2,000   University of California, Multiple Purpose Projects, Revenue          5/13 at 100.00         AAA          2,104,560
                 Bonds, Series 2003A, 5.125%, 5/15/17 (WI, settling 9/09/03) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.6%

        3,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00          A3          3,157,320
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30

        2,780   California Health Facilities Financing Authority, Insured Health     11/03 at 102.00         BBB          2,843,467
                 Facility Revenue Refunding Bonds, Valley Memorial Hospital,
                 Series 1993A, 6.000%, 5/01/17

        5,500   California Statewide Community Development Authority,                 7/07 at 102.00         AA-          5,540,975
                 Certificates of Participation, St. Joseph Health System
                 Refunding, Series 1997, 5.125%, 7/01/17

        2,000   California Statewide Community Development Authority, Revenue           No Opt. Call         AAA          1,984,220
                 Refunding Bonds, Sherman Oaks Project, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

                Central California Joint Powers Health Financing Authority,
                Certificates of Participation, Community Hospitals of Central
                California, Series 1993:
        2,500    5.250%, 2/01/13                                                      2/04 at 101.00        Baa2          2,511,100
        4,665    5.000%, 2/01/23                                                      2/04 at 100.00        Baa2          4,251,028


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 6.0%

        5,000   California Statewide Community Development Authority,                 7/08 at 101.00         BBB          5,296,450
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25 (Mandatory
                 put 5/15/08)

        3,915   Los Angeles, California, GNMA Collateralized Multifamily              3/07 at 102.00         AAA          4,033,625
                 Housing Revenue Bonds, Ridgecroft Apartments Project,
                 Series 1997E, 6.250%, 9/20/39 (Alternative Minimum Tax)

        2,110   Los Angeles County Community Development Commission,                 11/03 at 100.00         Aaa          2,114,114
                 California, FHA-Insured Section 8 Mortgage Revenue Refunding
                 Bonds, Los Tomas Apartments, Series 1993, 6.500%, 7/15/23


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 22.8%

        6,435   California State, General Obligation Veterans Welfare Bonds,         12/05 at 101.00           A          6,531,203
                 Series 2000BT, 5.375%, 12/01/16 (Alternative Minimum Tax)

                California State, General Obligation Bonds, Series 2003:
        1,400    5.250%, 2/01/15                                                      8/13 at 100.00          A3          1,464,400
        2,350    5.250%, 2/01/21                                                      8/13 at 100.00          A3          2,376,179
        3,470    5.000%, 2/01/23                                                      8/13 at 100.00          A3          3,375,304

        2,500   Hawthorne School District, Los Angeles County, California,           11/08 at 102.00         AAA          2,631,750
                 General Obligation Bonds, Election of 1997, Series 1997A,
                 5.500%, 5/01/22 - FGIC Insured

        1,530   Long Beach Community College District, California, General            5/13 at 100.00         AAA          1,581,484
                 Obligation Bonds, Series 2003A, 5.000%, 5/01/18 - MBIA Insured

        8,000   Los Angeles Unified School District, California, General Obligation   7/10 at 100.00         AAA          8,243,280
                 Bonds, Election of 1997, Series 2000D, 5.375%, 7/01/25 -
                 FGIC Insured

        2,575   Oxnard School District, Ventura County, California, General           2/22 at 103.00         AAA          2,835,075
                 Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 -
                 MBIA Insured


                                       17


                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)
                                    Portfolio of INVESTMENTS August 31, 2003

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       6,000   Puerto Rico Public Improvement, Bond Payment Obligation,                No Opt. Call         AAA       $  7,281,240
                 Series 1993, 7.000%, 7/01/10 - MBIA Insured

        4,000   San Diego Unified School District, San Diego County, California,      7/13 at 101.00         AAA          4,128,280
                 General Obligation Bonds, Series 2003E, 5.250%, 7/01/22 -
                 FSA Insured

        3,000   San Jose-Evergreen Community College District, Santa Clara            9/10 at 100.00         AAA          3,183,630
                 County, California, Election of 1998, General Obligation Bonds,
                 Series B, 5.600%, 9/01/24 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.2%

        5,045   California State Public Works Board, Lease Revenue Bonds,             3/12 at 100.00         AAA          5,150,794
                 Department of Corrections, Series 2002A, 5.250%, 3/01/22 -
                 AMBAC Insured

        2,500   Corona Public Financing Authority, California, Superior Lien          9/09 at 102.00         AAA          2,536,225
                 Revenue Bonds, Series 1999A, 5.000%, 9/01/20 - FSA Insured

        1,070   Fruitvale School District, California, Certificates of               12/03 at 100.00         N/R          1,075,168
                 Participation, Improvement Project, Series 1990, 7.875%, 6/01/04

        4,000   Los Angeles County Metropolitan Transportation Authority,               No Opt. Call         AAA          4,518,080
                 California, Proposition C Sales Tax Revenue Refunding Bonds,
                 Second Senior Lien, Series 1998A, 5.500%, 7/01/09 -
                 AMBAC Insured

        2,000   Oakland Redevelopment Agency, California, Subordinate Lien Tax        3/13 at 100.00         AAA          2,202,860
                 Allocation Bonds, Central District Redevelopment Project,
                 Series 2003, 5.500%, 9/01/15 - FGIC Insured

        8,800   Orange County, California, Recovery Certificates of Participation,    7/06 at 102.00         AAA          9,664,248
                 Series 1996A, 6.000%, 7/01/26 - MBIA Insured

        1,000   Paramount Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,001,900
                 Bonds, Project Area 1, Series 2003, 5.000%, 8/01/23 -
                 MBIA Insured

        1,665   Pleasanton Joint Powers Financing Authority, California,              9/03 at 102.00        Baa1          1,703,961
                 Reassessment Revenue Bonds, Series 1993A, 6.000%, 9/02/05

        4,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          4,033,840
                 Revenue Bonds, Series 2002D,  5.375%, 7/01/36

                Santa Clara Redevelopment Agency, California, Tax Allocation
                Bonds, Bayshore North Project, Series 2003:
        3,850    5.000%, 6/01/19 - MBIA Insured                                       6/13 at 100.00         AAA          3,949,869
        2,695    5.000%, 6/01/20 - MBIA Insured                                       6/13 at 100.00         AAA          2,745,855
        2,000    5.000%, 6/01/21 - MBIA Insured                                       6/13 at 100.00         AAA          2,023,720
        3,115    5.000%, 6/01/22 - MBIA Insured                                       6/13 at 100.00         AAA          3,132,693

        1,000   Stockton, California, Revenue Bonds, Community Facilities             9/06 at 102.00        Baa1          1,044,340
                 District 1, Weston Ranch, Series 1998A, 5.800%, 9/01/14

                Sweetwater Union High School District, San Diego County,
                California, Certificates of Participation, Series 2002:
        3,245    5.000%, 9/01/23 - FSA Insured                                        9/12 at 102.00         AAA          3,238,899
        4,015    5.000%, 9/01/24 - FSA Insured                                        9/12 at 102.00         AAA          3,986,614


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 32.5%

        5,360   California Infrastructure and Economic Development Bank,              7/13 at 100.00         AAA          5,369,970
                 Revenue Bonds, Bay Area Toll Bridges, First Lien Series 2003A,
                 5.000%, 7/01/23 - FSA Insured

        6,500   Foothill-Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          4,310,735
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 0.000%, 1/15/29

        6,000   Foothill-Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          5,866,740
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

                Long Beach, California, Harbor Revenue Bonds, Series 2000A:
        2,740    5.750%, 5/15/14 (Alternative Minimum Tax)                            5/10 at 101.00         AA-          2,959,090
       11,885    5.750%, 5/15/15 (Alternative Minimum Tax)                            5/10 at 101.00         AA-         12,763,896

                Orange County, California, Airport Revenue Refunding Bonds,
                John Wayne Airport, Series 2003:
        1,835    4.500%, 7/01/14 - FSA Insured                                        7/13 at 100.00         AAA          1,884,123
        2,500    5.000%, 7/01/17 - FSA Insured                                        7/13 at 100.00         AAA          2,605,400


                                       18

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       8,550   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA       $  8,882,339
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        1,400   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,456,210
                 5.250%, 11/01/20 - FGIC Insured

       14,000   San Francisco City and County Airports Commission, California,        5/10 at 101.00         AAA         14,313,600
                 Revenue Bonds, San Francisco International Airport, Series 2,
                 Issue 25, 5.500%, 5/01/24 (Alternative Minimum Tax) -
                 FSA Insured

        2,000   San Francisco City and County Airports Commission, California,        5/11 at 100.00         AAA          2,003,020
                 Revenue Refunding Bonds, San Francisco International Airport,
                 Series 2, Issue 27B, 5.000%, 5/01/23 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 8.7%

        2,315   California Statewide Community Development Authority,                   No Opt. Call      N/R***          2,514,113
                 Certificates of Participation, Insured Hospital Revenue
                 Refunding Bonds, Triad Healthcare, Series 1992,
                 6.250%, 8/01/06

        4,000   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA          5,486,880
                 Securities Program, Home Mortgage  Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax)

        5,850   Puerto Rico Public Improvement, General Obligation Bonds,             7/10 at 100.00         AAA          6,680,349
                 Series 2000, 5.750%, 7/01/26 (Pre-refunded to 7/01/10) -
                 MBIA Insured

        1,965   South Placer Wastewater Authority, California, Wastewater            11/10 at 101.00         AAA          1,991,685
                 Revenue Bonds, Series 2000A, 5.250%, 11/01/27
                 (Pre-refunded to 11/01/10) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 19.4%

        1,221   California Pollution Control Financing Authority, Solid Waste         7/07 at 102.00         N/R            219,740
                 Disposal Revenue Bonds, CanFibre of Riverside Project,
                 Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)#

        5,250   California Department of Water Resources, Power Supply                5/12 at 101.00          A3          5,301,450
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        5,160   California Statewide Community Development Authority,                12/04 at 102.00         N/R          4,222,273
                 Refunding Certificates of Participation,  Rio Bravo Fresno
                 Project, Series 1999A, 6.300%, 12/01/18

       11,000   Chula Vista, California, Industrial Development Revenue              12/03 at 101.00         AAA         11,261,580
                 Bonds, San Diego Gas and Electric Company, Series 1992A,
                 6.400%, 12/01/27 (Alternative Minimum Tax) - AMBAC Insured

        4,100   Merced Irrigation District, California, Revenue Refunding             9/05 at 102.00        Baa3          4,289,133
                 Bonds, Electric System Project, Series 2001, 6.750%, 9/01/31

       10,450   Orange County Public Financing Authority, California, Waste             No Opt. Call         Aaa         11,243,155
                 Management System Revenue Refunding Bonds, Series 1997,
                 5.250%, 12/01/13 (Alternative Minimum Tax) - AMBAC Insured

          500   Sacramento Municipal Utility District, California, Electric           8/12 at 100.00         AAA            513,835
                 Revenue Refunding Bonds, Series 2002Q, 5.250%, 8/15/22 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 11.7%

        2,500   California Department of Water Resources, Water System                6/13 at 100.00         AAA          2,682,300
                 Revenue Bonds, Central Valley Project, Series 2003Y,
                 5.250%, 12/01/16 - FGIC Insured

        2,500   Pajaro Valley Water Management Agency, California,                    3/09 at 101.00         AAA          2,680,825
                 Revenue Certificates of Participation, Series 1999A,
                 5.750%, 3/01/29 - AMBAC Insured

        5,985   Sacramento County Sanitation Districts Financing Authority,          12/10 at 101.00          AA          6,538,553
                 California, Revenue Bonds, Series 2000A, 5.250%, 12/01/12

        4,000   Sacramento County Sanitation District Financing Authority,              No Opt. Call         AAA          4,402,600
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured


                                       19


                            Nuveen California Performance Plus Municipal Fund, Inc. (NCP) (continued)
                                    Portfolio of INVESTMENTS August 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       4,585   Santa Maria, California, Subordinate Water and Wastewater             8/12 at 101.00         AAA       $  4,391,788
                 Revenue Certificates of Participation, Series 1997A,
                 0.000%, 8/01/27 - AMBAC Insured

        1,700   South Gate Utility Authority, California, Subordinate Revenue        10/11 at 102.00         AAA          1,709,962
                 Bonds, Water and Sewer System Projects, Series 2001,
                 5.000%, 10/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     275,631   Total Long-Term Investments (cost $273,853,412) - 147.4%                                                282,141,027
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 8.0%                                                                     15,267,476
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.4)%                                                       (106,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $191,408,503
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    #    Non-income producing security. On January 1, 2002, CFR
                         Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of CanFibre of Riverside assets on behalf of the various Nuveen Funds.
                         CFR Holdings, Inc., has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.

                                 See accompanying notes to financial statements.


                                       20


                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
                            Portfolio of
                                    INVESTMENTS August 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.3%

$       5,140   California County Tobacco Securitization Agency, Tobacco Settlement   6/12 at 100.00        Baa2       $  4,816,900
                 Asset-Backed Bonds, Sonoma County Tobacco Funding Corporation,
                 Series 2002B, 5.125%, 6/01/20

        2,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          1,616,920
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.1%

        1,530   University of California, Certificates of Participation, San Diego    1/10 at 101.00         Aa2          1,573,054
                 and Sacramento Campus Projects, Series 2002A, 5.250%, 1/01/20

        6,580   University of California, Revenue Bonds, Multiple Purpose Projects,   9/08 at 101.00         Aa2          6,923,015
                 Series 2000K, 5.000%, 9/01/13


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 13.2%

        2,000   California Health Facilities Financing Authority, Revenue            12/09 at 101.00          A3          2,104,880
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30

        3,200   California Infrastructure and Economic Development Bank,              8/11 at 102.00           A          3,168,896
                 Revenue Bonds, Kaiser Hospital Assistance I - LLC, Series 2001A,
                 5.550%, 8/01/31

        1,000   California Statewide Community Development Authority,                   No Opt. Call         AAA            992,110
                 Revenue Refunding Bonds, Sherman Oaks Project, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        5,930   Central California Joint Powers Health Financing Authority,           2/04 at 100.00        Baa2          5,403,772
                 Certificates of Participation, Community Hospitals of Central
                 California, Series 1993, 5.000%, 2/01/23

                Loma Linda, California, Hospital Revenue Bonds, Loma Linda
                University Medical Center Project, Series 1993A:
        1,330    5.750%, 12/01/03                                                       No Opt. Call          BB          1,328,444
        3,000    6.500%, 12/01/18                                                    12/03 at 102.00          BB          2,932,740


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 1.4%

        1,550   Housing Authority of the County of San Bernardino, California,          No Opt. Call        BBB+          1,632,631
                 Multifamily Housing Revenue Refunding Bonds, Equity
                 Residential - Redlands Lawn & Tennis Apartments,
                 Issue 1999A, 5.200%, 6/15/29 (Mandatory put 6/15/09)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.0%

        4,950   State of California, Various Purpose General Obligation Bonds,        3/10 at 101.00         AAA          5,213,142
                 5.750%, 3/01/27 - MBIA Insured

        5,000   California State, General Obligation Veterans Welfare Bonds,         12/05 at 101.00           A          5,074,750
                 Series 2000BT, 5.375%, 12/01/16 (Alternative Minimum Tax)

                California State, General Obligation Bonds, Series 2003:
          900    5.250%, 2/01/15                                                      8/13 at 100.00          A3            941,400
        1,400    5.250%, 2/01/20                                                      8/13 at 100.00          A3          1,422,134

        5,000   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          5,152,050
                 Obligation Bonds, Election of 1997, Series 2000D,
                 5.375%, 7/01/25 - FGIC Insured

        2,500   Oakland Unified School District, Alameda County, California,          8/12 at 100.00         AAA          2,565,250
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

        1,000   Pomona Unified School District, California, General Obligation        8/11 at 103.00         AAA          1,143,520
                 Refunding Bonds, Series 1997A, 6.150%, 8/01/15 -
                 MBIA Insured

        3,000   Puerto Rico Public Improvement, General Obligation Bonds,               No Opt. Call          A-          3,508,980
                 Series 1996, 6.500%, 7/01/13

        5,000   San Diego Unified School District, California, General                7/10 at 100.00         AAA          5,080,350
                 Obligation Bonds, Election of 1998, Series 2000B,
                 5.125%, 7/01/21 - MBIA Insured


                                       21


                            Nuveen California Municipal Market Opportunity Fund, Inc. (NCO) (continued)
                                    Portfolio of INVESTMENTS August 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 28.5%

$       3,000   Los Angeles County Public Works Financing Authority, California,     10/07 at 101.00          AA        $ 3,038,340
                 Revenue Bonds, Los Angeles County Regional Park and Open
                 Space District, Series 1997A, 5.000%, 10/01/19

        2,000   Monterey County, California, Certificates of Participation,           8/11 at 100.00         Aaa          2,020,120
                 Master Plan Financing, Series 2001, 5.000%, 8/01/21 -
                 MBIA Insured

        1,000   Ontario, California, Special Tax Bonds, Community Facilities          9/06 at 102.00         N/R          1,043,820
                 District 5, Freeway Interchange Project, Series 1997,
                 6.375%, 9/01/17

       10,900   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA         14,375,029
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        2,500   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          2,706,025
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 AMBAC Insured

        2,255   San Bernardino County, California, Certificates of Participation,     8/05 at 102.00         AAA          2,372,869
                 Medical Center Financing Project, Series 1995,
                 5.500%, 8/01/22 - MBIA Insured

        1,200   San Jose Financing Authority, California, Lease Revenue Refunding     9/11 at 100.00         AAA          1,219,380
                 Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        7,000   Community Redevelopment Agency of Union City, California,            10/09 at 101.00         AAA          7,526,190
                 Redevelopment Project Tax Allocation Bonds, Series 1999,
                 5.750%, 10/01/32 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 28.7%

        2,000   Bay Area Toll Authority, California, San Francisco Bay Area Toll        No Opt. Call          AA          2,181,000
                 Bridge Revenue Bonds, Series 2001D, 5.000%, 4/01/10

        4,000   Foothill-Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          2,652,760
                 Toll Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/29

        8,500   Long Beach, California, Harbor Revenue Bonds, Series 2000A,           5/10 at 101.00         AA-          9,179,660
                 5.750%, 5/15/14 (Alternative  Minimum Tax)

        5,250   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          5,454,068
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        5,000   Sacramento County, California, Airport System Revenue Bonds,          7/06 at 102.00         AAA          5,294,700
                 Series 1996A, 5.900%, 7/01/24 (Alternative Minimum Tax) -
                 MBIA Insured

                San Francisco City and County Airports Commission, California,
                Revenue Bonds, San Francisco International Airport, Series 2,
                Issue 25:
        2,515    5.500%, 5/01/24 (Alternative Minimum Tax) - FSA Insured              5/10 at 101.00         AAA          2,571,336
        3,100    5.750%, 5/01/30 (Alternative Minimum Tax) - FSA Insured              5/10 at 101.00         AAA          3,230,200

        2,500   San Francisco City and County Airports Commission, California,        1/08 at 102.00         AAA          2,719,725
                 Special Facilities Lease Revenue Bonds, San Francisco
                 International Airport, SFO Fuel Company LLC, Series 2000A,
                 6.125%, 1/01/27 (Alternative Minimum Tax) - FSA Insured

        1,250   San Francisco City and County Airports Commission, California,        5/10 at 101.00         AAA          1,263,500
                 Revenue Bonds, San Francisco International Airport, Series 2,
                 Issue 26B, 5.000%, 5/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 4.3%

        4,000   Pomona, California, GNMA-FHLMC Mortgage-Backed Securities,              No Opt. Call         AAA          5,192,520
                 Single Family Mortgage Revenue Refunding Bonds, Series 1990B,
                 7.500%, 8/01/23


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 19.8%

        1,500   California Pollution Control Financing Authority, Pollution           9/09 at 101.00         AAA          1,542,585
                 Control Revenue Refunding Bonds, Southern California Edison
                 Company, Series 1999A, 5.450%, 9/01/29 - MBIA Insured

          804   California Pollution Control Financing Authority, Solid Waste         7/07 at 102.00         N/R            144,707
                 Disposal Revenue Bonds, CanFibre of Riverside Project,
                 Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)#

        3,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A3          3,029,400
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        4,500   California Statewide Community Development Authority,                12/04 at 102.00         N/R          3,682,215
                 Refunding Certificates of Participation, Rio Bravo Fresno Project,
                 Series 1999A, 6.300%, 12/01/18

        8,000   Chula Vista, California, Industrial Development Revenue Bonds,       12/03 at 101.00         AAA          8,190,240
                 San Diego Gas and Electric Company, Series 1992A,
                 6.400%, 12/01/27 (Alternative Minimum Tax) - AMBAC Insured


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

                Merced Irrigation District, California, Revenue Refunding Bonds,
                Electric System Project, Series 2001:
$       1,650    6.750%, 9/01/31                                                      9/05 at 102.00        Baa3       $  1,726,114
        1,000    6.850%, 9/01/36                                                      9/05 at 102.00        Baa3          1,047,930

        4,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,              No Opt. Call         AAA          4,515,040
                 Series 2000HH, 5.500%, 7/01/10 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 17.6%

        4,000   California Department of Water Resources, Water System               12/11 at 100.00          AA          4,375,400
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/15

        1,030   California Department of Water Resources, Water System                  No Opt. Call         AAA          1,146,070
                 Revenue Bonds, Central Valley Project, Series 2002X,
                 5.500%, 12/01/17 - FGIC Insured

        4,000   Los Angeles, California, Wastewater System Revenue Bonds,            11/03 at 102.00         AAA          3,997,520
                 Series 1993D, 4.700%, 11/01/19 -  FGIC Insured

        2,000   San Francisco City and County Public Utilities Commission,            4/13 at 100.00         AAA          2,083,260
                 California, Clean Water Revenue Refunding Bonds,
                 Series 2003A, 5.250%, 10/01/20 - MBIA Insured

       10,000   Santa Maria, California, Subordinate Water and Wastewater             8/12 at 101.00         AAA          9,578,600
                 Revenue Certificates of Participation, Series 1997A,
                 0.000%, 8/01/27 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
$     175,464   Total Long-Term Investments (cost $172,985,635) - 150.9%                                                181,695,261
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.6%                                                                      6,742,092
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.5)%                                                        (68,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $120,437,353
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    N/R  Investment is not rated.

                    #    Non-income producing security. On January 1, 2002, CFR
                         Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of CanFibre of Riverside assets on behalf of the various Nuveen Funds.
                         CFR Holdings, Inc., has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.

                                 See accompanying notes to financial statements.


                                       23


                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
                            Portfolio of
                                       INVESTMENTS August 31, 2003

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.8%

$       3,910   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00        Baa2       $  3,048,588
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29

        1,000   Southern California Tobacco Securitization Authority, Tobacco         6/12 at 100.00         BBB            712,600
                 Settlement Asset-Backed Bonds, Senior Series 2001A,
                 5.500%, 6/01/36


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 10.9%

        5,000   California Educational Facilities Authority, Revenue Bonds,          10/06 at 102.00         AAA          4,933,150
                 Chapman University, Series 1996, 5.125%, 10/01/26 -
                 CONNIE LEE/AMBAC Insured

        3,000   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          3,196,830
                 University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

        6,000   California State Public Works Board, Lease Revenue Bonds,            10/07 at 102.00          A2          5,985,540
                 California State University Projects, Series 1997C,
                 5.400%, 10/01/22

        2,500   Long Beach Bond Financing Authority, California, Lease Revenue       11/11 at 101.00         AAA          2,520,625
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.250%, 11/01/30 - AMBAC Insured

        2,540   University of California, Revenue Bonds, Research Facilities,         9/09 at 101.00         AAA          2,521,560
                 Series 2001E, 5.000%, 9/01/25 - AMBAC Insured

        3,000   University of California, Multiple Purpose Projects, Revenue Bonds,   5/13 at 100.00         AAA          3,156,840
                 Series 2003A, 5.125%, 5/15/17 (WI, settling 9/09/03) -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 10.8%

        2,110   California Health Facilities Financing Authority, Kaiser Permanente, 10/08 at 101.00           A          2,197,713
                 Revenue Bonds, Series 1998B, 5.250%, 10/01/12

        3,000   California Health Facilities Financing Authority, Revenue Bonds,     12/09 at 101.00          A3          3,157,320
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30

        2,145   California Statewide Community Development Authority, Revenue           No Opt. Call           A          2,245,150
                 Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

                Central California Joint Powers Health Financing Authority,
                Certificates of Participation, Community Hospitals of Central
                California, Series 1993:
        1,750    5.250%, 2/01/13                                                      2/04 at 101.00        Baa2          1,757,770
        6,820    5.500%, 2/01/15                                                      2/04 at 101.00        Baa2          6,850,417

        5,000   Loma Linda, California, Hospital Revenue Bonds, Loma Linda           12/03 at 102.00          BB          4,887,900
                 University Medical Center Project, Series 1993A,
                 6.500%, 12/01/18

        1,000   Stockton, California, Health Facility Revenue Bonds, Dameron         12/07 at 102.00        BBB+          1,035,550
                 Hospital Association, Series 1997A, 5.700%, 12/01/14


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 5.2%

       10,000   California Statewide Community Development Authority,                 7/08 at 101.00         BBB         10,592,900
                 Revenue Refunding Bonds, Irvine Apartment Communities
                 Development, Series 1998A, 4.900%, 5/15/25 (Mandatory
                 put 5/15/08)


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 1.2%

        8,575   California Housing Finance Agency, Home Mortgage Revenue               8/09 at 40.45         AAA          2,464,798
                 Bonds, Series 1999K, 0.000%, 8/01/24 - MBIA Insured


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 21.7%

$       4,075   State of California, General Obligation Various Purpose               9/10 at 100.00          A3       $  4,123,778
                 Bonds, 5.250%, 9/01/20

       14,000   State of California, Various Purpose General Obligation               3/10 at 101.00         AAA         14,744,240
                 Bonds, 5.750%, 3/01/27 - MBIA Insured

        2,500   California State, General Obligation Refunding Bonds,                 2/12 at 100.00          A3          2,442,275
                 Series 2002, 5.250%, 2/01/30

                California State, General Obligation Bonds, Series 2003:
        2,400    5.250%, 2/01/20                                                      8/13 at 100.00          A3          2,437,944
        2,850    5.000%, 2/01/22                                                      8/13 at 100.00          A3          2,791,119

        2,395   Fontana Unified School District, San Bernardino County,               5/09 at 102.00         AAA          2,671,215
                 California, General Obligation Refunding Bonds, Series 1997D,
                 5.800%, 5/01/17 - FGIC Insured

       10,060   Los Angeles, California, General Obligation Bonds,                    9/11 at 100.00          AA         10,162,411
                 Series 2001A, 5.000%, 9/01/21

        1,500   Pajaro Valley Unified School District, Santa Cruz County,             8/13 at 100.00         AAA          1,577,220
                 California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/16 - FSA Insured

        3,250   Puerto Rico Public Improvement, General Obligation Refunding            No Opt. Call         AAA          3,600,090
                 Bonds, Series 2002A, 5.500%, 7/01/20 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 36.6%

        3,135   California State Public Works Board, Department of General           12/12 at 100.00         AAA          3,356,519
                 Services, Lease Revenue Bonds, Capital East End, Series 2002A,
                 5.250%, 12/01/15 - AMBAC Insured

        3,000   California State Public Works Board, Lease Revenue Bonds,            12/11 at 102.00         AAA          3,015,330
                 Department of Mental Health, Hospital Addition, Series 2001A,
                 5.000%, 12/01/21 - AMBAC Insured

                Los Angeles County Metropolitan Transportation Authority,
                California, Proposition C Sales Tax Revenue Bonds, Second Senior
                Lien, Series 2000A:
        8,005    5.250%, 7/01/25 - FGIC Insured                                       7/10 at 101.00         AAA          8,127,717
        6,500    5.250%, 7/01/30 - FGIC Insured                                       7/10 at 101.00         AAA          6,574,425

        4,130   Manteca Unified School District, San Joaquin County,                  9/11 at 101.00         AAA          4,137,393
                 California, Special Tax Bonds, Community Facilities District 89-2,
                 Series 2001C, 5.000%, 9/01/23 - MBIA Insured

        1,685   Ontario, California, Special Tax Bonds, Community Facilities          9/06 at 102.00         N/R          1,758,837
                 District 5, Freeway Interchange Project, Series 1997,
                 6.375%, 9/01/17

        3,890   Ontario Redevelopment Financing Authority, California,                8/11 at 101.00         AAA          3,936,913
                 Lease Revenue Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/21 - AMBAC Insured

        3,600   Ontario Redevelopment Financing Authority, San Bernardino               No Opt. Call         AAA          4,747,716
                 County, California, Revenue Refunding Bonds, Redevelopment
                 Project 1, Series 1995, 7.400%, 8/01/25 - MBIA Insured

        9,825   Orange County, California, Recovery Certificates of Participation,    7/06 at 102.00         AAA         10,789,913
                 Series 1996A, 6.000%, 7/01/26 - MBIA Insured

        1,000   Paramount Redevelopment Agency, California, Tax Allocation            8/13 at 100.00         AAA          1,001,900
                 Bonds, Project Area 1, Series 2003, 5.000%, 8/01/23 -
                 MBIA Insured

        4,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          4,033,840
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36

        1,715   Redding Joint Powers Financing Authority, California, Lease           1/04 at 102.00          A-          1,750,844
                 Revenue Bonds, Solid Waste and Corporate Yard, Series 1993A,
                 5.500%, 1/01/13

        4,000   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA          4,329,640
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 AMBAC Insured

        6,000   San Jose Redevelopment Agency, California, Tax Allocation             2/04 at 102.00         AAA          5,713,020
                 Bonds, Merged Area Redevelopment Project, Series 1993,
                 4.750%, 8/01/24 - MBIA Insured

        3,535   San Jose Financing Authority, California, Lease Revenue               9/11 at 100.00         AAA          3,592,090
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        2,840   Santa Clara Redevelopment Agency, California, Tax Allocation          6/13 at 100.00         AAA          2,845,226
                 Bonds, Bayshore North Project, Series 2003,
                 5.000%, 6/01/23 - MBIA Insured

        5,250   Santa Cruz County Redevelopment Agency, California, Subordinate       9/10 at 102.00         AAA          5,340,405
                 Lien Tax Allocation Bonds, Live Oak and Soquel Community
                 Improvement Projects, Series 2000, 5.250%, 9/01/25 -
                 AMBAC Insured


                                       25


                            Nuveen California Investment Quality Municipal Fund, Inc. (NQC) (continued)
                                    Portfolio of INVESTMENTS August 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 32.2%

$      18,000   Alameda Corridor Transportation Authority, California, Senior Lien   10/09 at 101.00         AAA       $ 17,677,440
                 Revenue Bonds, Series 1999A, 5.000%, 10/01/29 - MBIA Insured

                Bay Area Toll Authority, California, San Francisco Bay Area Toll
                Bridge Revenue Bonds, Series 2001D:
        3,875    5.000%, 4/01/12                                                      4/11 at 100.00          AA          4,145,436
        2,605    5.000%, 4/01/16                                                      4/11 at 100.00          AA          2,712,482

        6,500   Foothill-Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          4,310,735
                 Toll Road Refunding Revenue Bonds, Series 1999,
                 0.000%, 1/15/29

        2,000   Foothill-Eastern Transportation Corridor Agency, California,          1/10 at 100.00         AAA          1,955,580
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

        9,980   Long Beach, California, Harbor Revenue Bonds, Series 2000A,           5/10 at 101.00         AA-         10,204,251
                 5.500%, 5/15/25 (Alternative Minimum Tax)

        9,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          9,349,830
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

       15,000   San Francisco City and County Airports Commission, California,        5/10 at 101.00         AAA         15,630,000
                 Revenue Bonds, San Francisco International Airport, Series 2,
                 Issue 25, 5.750%, 5/01/30 (Alternative Minimum Tax) -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 11.3%

       12,830   California State, Various Purpose General Obligation Bonds,           3/05 at 101.00       A3***         13,810,725
                 Series 1995, 5.750%, 3/01/13 (Pre-refunded to 3/01/05)

        1,155   California Statewide Community Development Authority,                   No Opt. Call      N/R***          1,254,342
                 Certificates of Participation, Insured Hospital Revenue Refunding
                 Bonds, Triad Healthcare, Series 1992, 6.250%, 8/01/06

        1,000   Foothill-Eastern Transportation Corridor Agency, California,          1/07 at 100.00         AAA          1,122,510
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

        2,500   Los Angeles Community Redevelopment Agency, California,               1/04 at 100.00      BBB***          2,548,250
                 Tax Allocation Refunding Bonds, Central Business District
                 Redevelopment Project, Series 1987G, 6.750%, 7/01/10

        4,000   San Francisco City and County Airports Commission,                    5/05 at 101.00         AAA          4,350,280
                 California, Revenue Bonds, San Francisco International
                 Airport, Series 2, Issue 11, 6.250%, 5/01/26 (Alternative
                 Minimum Tax) (Pre-refunded to 5/01/05) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 11.1%

        6,000   California Department of Water Resources, Power Supply                5/12 at 101.00          A3          6,058,800
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18

        7,945   Chula Vista, California, Industrial Development Revenue Bonds,       12/03 at 101.00         AAA          8,133,932
                 San Diego Gas and Electric Company, Series 1992A,
                 6.400%, 12/01/27 (Alternative Minimum Tax) - AMBAC Insured

        5,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          5,199,550
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/20 - FSA Insured

        3,210   Turlock Irrigation District, California, Electric Revenue Bonds,      1/13 at 100.00         AAA          3,367,290
                 Series 2003A, 5.000%, 1/01/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 5.0%

        4,000   California Department of Water Resources, Water System               12/11 at 100.00          AA          4,364,000
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.500%, 12/01/16

        3,015   Oxnard Financing Authority, California, Wastewater Revenue            6/13 at 100.00         AAA          3,141,238
                 Bonds, Series 2003, 5.000%, 6/01/17 - FGIC Insured

                San Elijo Joint Powers Authority, San Diego County, California,
                Revenue Refunding Bonds, San Elijo Wastewater Facilities, Series
                2003:
        1,245    5.000%, 3/01/16 - FSA Insured                                        3/12 at 101.00         AAA          1,306,964
        1,310    5.000%, 3/01/17 - FSA Insured                                        3/12 at 101.00         AAA          1,363,800
------------------------------------------------------------------------------------------------------------------------------------
$     302,660   Total Long-Term Investments (cost $290,636,182) - 147.8%                                                302,874,706
=============-----------------------------------------------------------------------------------------------------------------------


                                       26

   PRINCIPAL                                                                                                                 MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                                        RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.5%

$       1,100   California Infrastructure and Economic Development Bank,                                    A-1+       $  1,100,000
                 Insured Revenue Bonds, Rand Corporation, Variable Rate
                 Demand Obligations, Series 2002B, 0.800%, 4/01/42 -
                 AMBAC Insured+
------------------------------------------------------------------------------------------------------------------------------------
$       1,100   Total Short-Term Investments (cost $1,100,000)                                                            1,100,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $291,736,182) - 148.3%                                                          303,974,706
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 6.3%                                                                     12,999,536
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (54.6)%                                                       (112,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $204,974,242
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (WI) Security purchased on a when-issued basis.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       27


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC)
                            Portfolio of
                                    INVESTMENTS August 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 7.2%

$       4,625   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00        Baa2       $  3,325,098
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        9,150   California Pollution Control Financing Authority, Sewerage and       12/06 at 101.00          A+          9,361,823
                 Solid Waste Disposal Facilities Revenue Bonds, Anheuser-Busch
                 Project, Series 1996, 5.750%, 12/01/30 (Alternative Minimum Tax)

       15,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB         12,126,900
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 3.2%

        5,790   University of California, Revenue Refunding Bonds,                    9/03 at 102.00         AAA          5,793,242
                 Multiple Purpose Projects, Series 1993C, 5.000%, 9/01/23 -
                 AMBAC Insured

        5,125   University of California, Revenue Bonds, Research Facilities,         9/09 at 101.00         AAA          5,155,238
                 Series 2001E, 5.000%, 9/01/22 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ENERGY - 2.8%

        9,500   California Pollution Control Financing Authority, Exempt             12/06 at 102.00         AAA          9,748,615
                 Facilities Revenue Bonds, Mobil Oil Corporation Project,
                 Series 1996, 5.500%, 12/01/29 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 17.3%

        1,750   ABAG Finance Authority for Non-Profit Corporations,                   4/12 at 100.00         BBB          1,792,613
                 California, Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.500%, 4/01/21

       13,500   California Health Facilities Financing Authority, Revenue            12/09 at 101.00          A3         14,207,940
                 Bonds, Cedars-Sinai Medical Center, Series 1999A,
                 6.125%, 12/01/30

        3,000   California Health Facilities Financing Authority, Insured Health      7/04 at 102.00         AAA          2,981,670
                 Facility Revenue Refunding Bonds, Catholic Healthcare West,
                 Series 1994A, 4.750%, 7/01/19 - MBIA Insured

        5,000   California Statewide Community Development Authority,                 7/07 at 102.00         AA-          5,037,250
                 Certificates of Participation, St. Joseph Health System
                 Refunding, Series 1997, 5.125%, 7/01/17

       14,000   California Statewide Community Development Authority,                 7/10 at 101.00         BBB         14,812,000
                 Certificates of Participation, Catholic Healthcare West,
                 Series 1999, 6.500%, 7/01/20

        1,775   California Statewide Community Development Authority,                 1/04 at 102.00         AA-          1,784,869
                 Certificates of Participation, St. Joseph Health System,
                 Series 1993, 5.500%, 7/01/23

        2,000   California Statewide Community Development Authority,                   No Opt. Call         AAA          1,984,220
                 Revenue Refunding Bonds, Sherman Oaks Project, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        9,350   City of Loma Linda, California, Hospital Revenue Refunding           12/03 at 102.00         AAA          9,516,524
                 Bonds, Loma Linda University Medical Center Project,
                 Series 1993-C, 5.375%, 12/01/22 - MBIA Insured

        6,000   Madera County, California, Certificates of Participation,             3/05 at 102.00         AAA          6,322,440
                 Valley Children's Hospital Project, Series 1995, 5.750%, 3/15/28 -
                 MBIA Insured

        1,050   Stockton, California, Health Facility Revenue Bonds, Dameron         12/07 at 102.00        BBB+          1,106,417
                 Hospital Association, Series 1997A, 5.450%, 12/01/10


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 3.4%

        1,405   California Housing Finance Agency, Single Family Mortgage             5/05 at 102.00         AAA          1,429,391
                 Bonds, Senior Series 1995A-2, 6.350%, 8/01/15 (Alternative
                 Minimum Tax)

          595   California Housing Finance Agency, Single Family Mortgage            10/05 at 102.00         AAA            628,731
                 Bonds, Mezzanine Series 1995B-2, 6.250%, 8/01/14 (Alternative
                 Minimum Tax) - AMBAC Insured

        2,835   California Housing Finance Agency, Single Family Mortgage            10/05 at 102.00         AAA          2,878,602
                 Bonds, Senior Series 1995B-2, 6.250%, 2/01/18 (Alternative
                 Minimum Tax)


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$      18,065   California Housing Finance Agency, Home Mortgage Revenue               8/10 at 27.19         AAA        $ 3,220,628
                 Bonds, Series 2000T, 0.000%, 2/01/32 (Alternative Minimum
                 Tax) - MBIA Insured

        3,560   Puerto Rico Housing Bank and Finance Agency, Single Family            4/05 at 102.00         AAA          3,704,856
                 Mortgage Revenue Bonds, Affordable Housing Mortgage
                 Subsidy Program, Series 1995-I, 6.250%, 4/01/29 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.4%

        4,720   California Pollution Control Financing Authority, Solid Waste           No Opt. Call         BBB          4,821,810
                 Disposal Revenue Bonds, Waste Management, Inc. Project,
                 Series 2002B, 4.450%, 7/01/27 (Alternative Minimum Tax)
                 (Mandatory put 7/01/05)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 25.9%

                State of California, Various Purpose General Obligation Bonds:
        7,000    5.500%, 9/01/24                                                      9/09 at 101.00          A3          7,111,720
       10,000    5.750%, 3/01/27 - MBIA Insured                                       3/10 at 101.00         AAA         10,531,600

        4,700   California State, Various Purpose General Obligation Bonds,           5/10 at 101.00         AAA          4,941,439
                 Series 2000, 5.625%, 5/01/22 - FGIC Insured

                California State, General Obligation Bonds, Series 2003:
        3,700    5.250%, 2/01/21                                                      8/13 at 100.00          A3          3,741,218
        5,000    5.250%, 2/01/22                                                      8/13 at 100.00          A3          5,036,300

        5,515   Fresno Unified School District, Fresno County, California,            8/09 at 102.00         AAA          5,569,819
                 General Obligation Bonds, Election of 1995, Series 2001E,
                 5.000%, 8/01/25 - FGIC Insured

       10,060   Los Angeles, California, General Obligation Bonds, Series 2001A,      9/11 at 100.00          AA         10,222,469
                 5.000%, 9/01/20

       13,020   City of Los Angeles, California, Unified School District, General     7/08 at 101.00         AAA         13,037,837
                 Obligation Bonds, Election of 1997, 1998 Series B,
                 5.000%, 7/01/23 - FGIC Insured

        6,030   Los Angeles Unified School District, California, General Obligation   7/10 at 100.00         AAA          6,213,372
                 Bonds, Election of 1997, Series 2000D, 5.375%, 7/01/25 -
                 FGIC Insured

        2,200   Oakland Unified School District, Alameda County, California,          8/08 at 101.00         AAA          2,221,142
                 General Obligation Bonds, Series 2001, 5.125%, 8/01/21 -
                 FSA Insured

        2,270   Pajaro Valley Unified School District, Santa Cruz County,             8/13 at 100.00         AAA          2,313,493
                 California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/20 - FSA Insured

       11,500   Puerto Rico Public Improvement, General Obligation Refunding            No Opt. Call         AAA         12,738,780
                 Bonds, Series 2002A, 5.500%, 7/01/20 - MBIA Insured

        2,000   West Contra Costa Unified School District, Contra Costa County,       8/11 at 101.00         AAA          2,010,640
                 California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/22 - FGIC Insured

        3,760   West Contra Costa Unified School District, Contra Costa County,       8/11 at 101.00         AAA          3,780,003
                 California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/22 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 27.2%

        1,030   Avalon Community Improvements Agency, California, Tax                 2/04 at 100.00          A-          1,034,398
                 Allocation Bonds, Community Improvement Project,
                 Series 1991A, 7.250%, 8/01/21

        3,765   California State Public Works Board, Department of General           12/12 at 100.00         AAA          4,001,480
                 Services, Lease Revenue Bonds, Capital East End,
                 Series 2002A, 5.250%, 12/01/16 - AMBAC Insured

        5,000   Culver City Redevelopment Financing Authority, California,           11/03 at 102.00         AAA          5,002,050
                 Tax Allocation Revenue Refunding Bonds, Series 1993,
                 5.000%, 11/01/23 - AMBAC Insured

        3,000   La Quinta Redevelopment Agency, California, Tax Allocation            9/11 at 102.00         AAA          3,027,030
                 Bonds, Project Area 1, Series 2001, 5.000%, 9/01/21 -
                 AMBAC Insured

        3,510   Long Beach Bond Financing Authority, California, Lease Revenue       10/07 at 102.00         AAA          3,456,683
                 and Refunding Bonds, Civic Center Project, Series 1997A,
                 5.000%, 10/01/27 - MBIA Insured

       16,500   Los Angeles County Metropolitan Transportation Authority,             7/08 at 101.00         AAA         16,345,230
                 California, Proposition C Sales Tax Revenue Refunding Bonds,
                 Second Senior Lien, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        3,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          3,045,990
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Lien, Series 2000A, 5.250%, 7/01/25 - FGIC Insured

        4,750   Montclair Redevelopment Agency, California, Revenue Bonds,           12/10 at 102.00         N/R          4,701,075
                 Monterey Manor Mobile Home Estates Project, Series 2000,
                 6.400%, 12/15/30


                                       29


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                                    Portfolio of INVESTMENTS August 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Monterey County, California, Certificates of Participation,
                Master Plan Financing, Series 2001:
$       2,075    5.000%, 8/01/19 - MBIA Insured                                       8/11 at 100.00         Aaa        $ 2,120,526
        6,000    5.000%, 8/01/26 - MBIA Insured                                       8/11 at 100.00         Aaa          5,923,200

        2,580   Oakland Redevelopment Agency, California, Subordinate Lien            3/13 at 100.00         AAA          2,789,161
                 Tax Allocation Bonds, Central District Redevelopment Project,
                 Series 2003, 5.500%, 9/01/18 - FGIC Insured

        3,605   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00         AAA          3,609,831
                 Bonds, Elihu M. Harris State Office Building, Series 1998A,
                 5.000%, 4/01/23 - AMBAC Insured

        2,280   Ontario Redevelopment Financing Authority, California, Lease          8/11 at 101.00         AAA          2,406,494
                 Revenue Bonds, Capital Projects, Series 2001,
                 5.250%, 8/01/18 - AMBAC Insured

        2,185   Pleasanton Joint Powers Financing Authority, California,              9/03 at 102.00        Baa1          2,235,211
                 Reassessment Revenue Bonds, Series 1993A, 6.150%, 9/02/12

          360   Riverside Public Financing Authority, California, Revenue Bonds,      2/04 at 100.00         N/R            364,396
                 Multiple Project Loans, Series 1991A, 8.000%, 2/01/18

        2,250   Roseville, California, Special Tax Bonds, Community Facilities        9/09 at 103.00         N/R          2,192,693
                 District 1 - Crocker, Series 2003, 5.900%, 9/01/24

        5,235   San Francisco Redevelopment Financing Authority, California,          2/04 at 103.00           A          5,282,796
                 Tax Allocation Revenue Bonds, San Francisco Redevelopment
                 Projects, Series 1993C, 5.125%, 8/01/18

        2,000   San Francisco State Building Authority, California, Lease Revenue    12/06 at 102.00         AAA          2,133,140
                 Bonds, San Francisco Civic Center Complex, Series 1996A,
                 5.250%, 12/01/16 - AMBAC Insured

       10,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,      8/08 at 102.00           A          9,825,800
                 Merged Area Redevelopment Project, Series 1998,
                 5.250%, 8/01/29

        2,200   San Jose Financing Authority, California, Lease Revenue Refunding     9/11 at 100.00         AAA          2,235,530
                 Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        4,625   Santa Clara Redevelopment Agency, California, Tax Allocation            No Opt. Call         AAA          4,818,649
                 Bonds, Bayshore North Project, Series 2003, 5.000%, 6/01/17 -
                 MBIA Insured

        2,000   Vista, California, Mobile Home Park Revenue Bonds, Vista Manor        3/09 at 102.00         N/R          1,830,420
                 Mobile Home Park Project, Series 1999A, 5.750%, 3/15/29

        5,000   West Hollywood, California, Refunding Certificates of Participation,  2/08 at 102.00         AAA          4,944,700
                 Series 1998, 5.000%, 2/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 19.3%

       10,500   Foothill-Eastern Transportation Corridor Agency, California, Toll     1/14 at 101.00        BBB-          6,963,495
                 Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/29

        8,300   Foothill-Eastern Transportation Corridor Agency, California, Toll     1/10 at 100.00         AAA          8,115,657
                 Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 -
                 MBIA Insured

        7,500   Los Angeles Harbors Department, California, Revenue Bonds,            8/06 at 101.00         AAA          8,236,575
                 Series 1996, 6.200%, 8/01/25 (Alternative Minimum Tax) -
                 MBIA Insured

        1,500   Orange County, California, Airport Revenue Refunding Bonds,           7/13 at 100.00         AAA          1,551,165
                 John Wayne Airport, Series 2003, 5.000%, 7/01/18 - FSA Insured

        8,000   Port of Oakland, California, Revenue Bonds, Series 2000K,             5/10 at 100.00         AAA          8,310,960
                 5.750%, 11/01/29 (Alternative Minimum Tax) - FGIC Insured

        3,450   San Francisco City and County Airports Commission, California,        5/04 at 102.00         AAA          3,622,328
                 Revenue Bonds, San Francisco International Airport, Series 2,
                 Issue 5, 6.500%, 5/01/24 (Alternative Minimum Tax) -
                 FGIC Insured

       20,000   San Francisco City and County Airports Commission, California,        5/10 at 101.00         AAA         20,840,000
                 Revenue Bonds, San Francisco International Airport, Series 2,
                 Issue 25, 5.750%, 5/01/30 (Alternative Minimum Tax) -
                 FSA Insured

        5,000   San Francisco City and County Airports Commission, California,        5/11 at 100.00         AAA          5,284,550
                 Revenue Refunding Bonds, San Francisco International Airport,
                 Series 2, Issue 27B, 5.250%, 5/01/18 - FGIC Insured

        3,665   San Francisco City and County Airports Commission, California,        5/12 at 100.00         AAA          3,732,436
                 Revenue Refunding Bonds, San Francisco International Airport,
                 Series 2, Issue 28A, 5.250%, 5/01/18 (Alternative Minimum Tax)
                 - MBIA Insured


                                       30

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 11.5%

$       3,000   California Pollution Control Financing Authority, Solid Waste         1/04 at 101.00         Aaa        $ 3,527,220
                 Revenue Bonds, North County Recycling Center, Series 1991A,
                 6.750%, 7/01/17

        1,500   California State Public Works Board, Lease Revenue Bonds,             9/05 at 100.00       A2***          1,637,490
                 California State University System, Series 1995A,
                 6.000%, 9/01/15 (Pre-refunded to 9/01/05)

        6,000   Cerritos Public Financing Authority, California, Revenue Bonds,      11/03 at 102.00       A-***          6,172,260
                 Los Cerritos Redevelopment Project Loan, Series 1993A,
                 6.050%, 11/01/20 (Pre-refunded to 11/01/03)

        2,110   Contra Costa County, California, GNMA Mortgage-Backed                 5/05 at 100.00         AAA          2,524,552
                 Securities Program, Home Mortgage Revenue Bonds,
                 Series 1989, 7.700%, 11/01/09 (Alternative Minimum Tax)

        7,500   Los Angeles County Public Works Financing Authority, California,     10/04 at 102.00      Aa3***          8,051,250
                 Revenue Bonds, Regional Park and Open Space District,
                 Series 1994A, 6.000%, 10/01/15 (Pre-refunded to 10/01/04)

        1,705   Palm Springs Financing Authority, California, Tax Allocation          8/05 at 100.00      N/R***          1,882,150
                 Revenue Bonds, Agency Loans, Series 1991B, 6.800%, 8/01/11
                 (Pre-refunded to 8/01/05)

       10,000   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00        A***         11,717,000
                 Revenue Bonds, Series 2000B, 6.000%, 7/01/31
                 (Pre-refunded to 7/01/10)

        4,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          4,278,280
                 Bonds, Series 2000A, 5.500%, 10/01/32


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 18.1%

        2,000   Anaheim Public Financing Authority, California, Electric             10/12 at 100.00         AAA          2,108,520
                 Generation System Revenue Refunding Bonds, Series 2002B,
                 5.250%, 10/01/18 - FSA Insured

       10,350   California Pollution Control Financing Authority, Pollution Control     No Opt. Call          A+         11,622,843
                 Revenue Bonds, San Diego Gas and Electric Company,
                 Series 1991A, 6.800%, 6/01/15 (Alternative Minimum Tax)

        9,550   California Pollution Control Financing Authority, Pollution          12/03 at 100.00          BB          9,384,117
                 Control Revenue Bonds, Southern California Edison Company,
                 Series 1991, 6.900%, 12/01/17 (Alternative Minimum Tax)

        9,750   California Department of Water Resources, Power Supply Revenue        5/12 at 101.00          A3          9,845,550
                 Bonds, Series 2002A, 5.125%, 5/01/18

        5,000   Los Angeles Department of Water and Power, California, Power          7/11 at 100.00         AAA          5,270,800
                 System Revenue Refunding Bonds, Series 2001A-2,
                 5.375%, 7/01/20 - MBIA Insured

        5,225   Los Angeles, California, Revenue Bonds, Sanitation Equipment          2/11 at 100.00         AAA          5,519,011
                 Charge, Series 2001A, 5.250%, 2/01/18 - FSA Insured

        7,000   Merced Irrigation District, California, Revenue Refunding Bonds,      9/05 at 102.00        Baa3          7,335,510
                 Electric System Project, Series 2001, 6.850%, 9/01/36

        4,360   Sacramento Municipal Utility District, California, Electric Revenue   8/12 at 100.00         AAA          4,561,214
                 Refunding Bonds, Series 2002Q, 5.250%, 8/15/19 - FSA Insured

        3,460   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          3,525,775
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured

        3,060   Turlock Irrigation District, California, Electric Revenue Bonds,      1/13 at 100.00         AAA          3,236,440
                 Series 2003A, 5.000%, 1/01/15 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 15.0%

        9,300   Los Angeles, California, Wastewater System Revenue Bonds,             6/08 at 101.00         AAA          9,150,084
                 Series 1998A, 5.000%, 6/01/28 - FGIC Insured

        5,000   Southern California Metropolitan Water District, Water Revenue        1/08 at 101.00          AA          4,837,700
                 Bonds, Series 1997A, 5.000%, 7/01/26

        2,525   Sacramento County Sanitation District Financing Authority,              No Opt. Call         AAA          2,779,141
                 California, Revenue Refunding Bonds, Series 2001,
                 5.500%, 12/01/20 - AMBAC Insured

       17,670   San Francisco City and County Public Utilities Commission,           11/11 at 100.00         AAA         17,611,512
                 California, Water Revenue Bonds, Series 2001A,
                 5.000%, 11/01/24 - FSA Insured


                                       31


                            Nuveen California Select Quality Municipal Fund, Inc. (NVC) (continued)
                                    Portfolio of INVESTMENTS August 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                San Francisco City and County Public Utilities Commission,
                California, Clean Water Revenue Refunding Bonds, Series 2003A:
$       2,120    5.250%, 10/01/19 - MBIA Insured                                      4/13 at 100.00         AAA       $  2,223,265
        2,960    5.250%, 10/01/20 - MBIA Insured                                      4/13 at 100.00         AAA          3,083,225

                Sweetwater Authority, California, Water Revenue Bonds,
                Series 2002:
        2,800    5.500%, 4/01/19 - FSA Insured                                        4/10 at 101.00         AAA          3,007,060
        9,055    5.000%, 4/01/22 - FSA Insured                                        4/10 at 101.00         AAA          9,097,191
------------------------------------------------------------------------------------------------------------------------------------
$     532,415   Total Long-Term Investments (cost $506,918,753) - 152.3%                                                525,183,518
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.4%                                                                     11,708,889
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.7)%                                                       (192,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $344,892,407
                ====================================================================================================================


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.


                                       32


                            Nuveen California Quality Income Municipal Fund, Inc. (NUC)
                            Portfolio of
                                    INVESTMENTS August 31, 2003

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.2%

$       4,620   County Tobacco Securitization Agency, California, Tobacco             6/12 at 100.00        Baa2        $ 3,321,503
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        7,325   County Tobacco Securitization Agency, California, Tobacco             6/12 at 100.00        Baa2          5,356,480
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Funding Corporation, Series 2002B, 5.500%, 6/01/30

        5,000   County Tobacco Securitization Agency, California, Tobacco             6/12 at 100.00        Baa2          3,808,050
                 Settlement Asset-Backed Bonds, Alameda County Tobacco
                 Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29

        9,775   California Statewide Financing Authority, Tobacco Settlement          5/12 at 100.00        Baa2          7,621,470
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 18.9%

        8,975   California Educational Facilities Authority, Revenue Bonds,          11/10 at 100.00         Aaa          9,563,850
                 University of the Pacific, Series 2000, 5.750%, 11/01/30 -
                 MBIA Insured

        4,000   California State Public Works Board, Lease Revenue Refunding          3/06 at 102.00         AAA          4,346,320
                 Bonds, California Community Colleges Projects, Series 1996B,
                 5.625%, 3/01/19 - AMBAC Insured

        6,400   California State University, Systemwide Revenue Bonds,               11/12 at 100.00         AAA          6,496,000
                 Series 2002A, 5.000%, 11/01/20 - AMBAC Insured

        1,000   California Statewide Community Development Authority, Auxiliary       4/06 at 101.00         AAA          1,093,920
                 Organization Revenue Certificates of Participation, University
                 Corporation - California State University Northridge, Series 1996,
                 6.000%, 4/01/26 - AMBAC Insured

        3,500   University of California, Refunding Certificates of Participation,   11/03 at 102.00         Aa2          3,597,790
                 Central Chiller Cogeneration Facility,  Series 1993,
                 5.600%, 11/01/20 (Pre-refunded to 11/01/03)

        1,615   University of California, Certificates of Participation, San Diego    1/10 at 101.00         Aa2          1,650,433
                 and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/21

        7,500   University of California, Revenue Bonds, Multiple Purpose             9/08 at 101.00         Aa2          7,545,750
                 Projects, Series 2000K, 5.300%, 9/01/30

                University of California, Revenue Bonds, Research Facilities,
                Series 2001E:
        2,305    5.000%, 9/01/23 - AMBAC Insured                                      9/09 at 101.00         AAA          2,308,757
        5,150    5.000%, 9/01/24 - AMBAC Insured                                      9/09 at 101.00         AAA          5,133,417

                University of California, Revenue Bonds, Multiple Purpose Projects,
                2002 Series O:
        9,265    5.000%, 9/01/18 - FGIC Insured                                       9/10 at 101.00         AAA          9,559,812
       10,255    5.000%, 9/01/19 - FGIC Insured                                       9/10 at 101.00         AAA         10,505,222

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 12.0%

        1,750   ABAG Finance Authority for Non-Profit Corporations, California,       4/12 at 100.00         BBB          1,792,613
                 Insured Revenue Bonds, Sansum-Santa Barbara Medical
                 Foundation Clinic, Series 2002A, 5.500%, 4/01/21

                California Health Facilities Financing Authority, Revenue Bonds,
                Cedars-Sinai Medical Center, Series 1999A:
       10,400    6.125%, 12/01/30                                                    12/09 at 101.00          A3         10,945,376
        7,700    6.250%, 12/01/34                                                    12/09 at 101.00          A3          8,141,749

        4,000   California Health Facilities Financing Authority, Insured Health     11/03 at 102.00         BBB          4,091,320
                 Facility Revenue Refunding Bonds, Valley Memorial Hospital,
                 Series 1993A, 6.000%, 5/01/17

                California Statewide Community Development Authority, Hospital
                Revenue Certificates of Participation, Cedars-Sinai Medical
                Center, Series 1992:
        1,250    6.500%, 8/01/12                                                        No Opt. Call          A3          1,412,375
        4,140    6.500%, 8/01/15                                                      2/04 at 101.00          A3          4,195,766

        5,355   California Statewide Community Development Authority, Revenue           No Opt. Call           A          5,605,025
                 Bonds, Kaiser Permanente System, Series 2002E,
                 4.700%, 11/01/36 (Mandatory put 6/01/09)

        3,110   Loma Linda, California, Hospital Revenue Bonds, Loma Linda           12/03 at 102.00          BB          3,040,274
                 University Medical Center Project, Series 1993A,
                 6.500%, 12/01/18


                                       33


                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                    Portfolio of INVESTMENTS August 31, 2003

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 3.2%

$       5,250   California Housing Finance Agency, Multi-Unit Rental Housing          2/04 at 101.00         Aa3        $ 5,304,443
                 Revenue Bonds, Series 1992B, 6.700%, 8/01/15

        1,000   California Statewide Community Development Authority, Revenue         7/08 at 101.00         BBB          1,041,580
                 Refunding Bonds, Irvine Apartment Communities Development,
                 Series 1998A, 5.100%, 5/15/25 (Mandatory put 5/17/10)

        1,800   Stanton, California, Multifamily Housing Revenue Bonds,               8/07 at 102.00         AAA          1,905,984
                 Continental Gardens Apartments, Series 1997, 5.625%, 8/01/29
                 (Alternative Minimum Tax) (Mandatory put 8/01/09)

                Yolo County Housing Authority, California, Revenue Refunding
                Bonds, Russell Park Apartments, Series 1992A:
        1,000    6.900%, 11/01/08                                                    11/03 at 102.00         Aa2          1,015,910
        1,030    7.000%, 11/01/14                                                    11/03 at 102.00         Aa2          1,050,961


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 2.0%

        8,220   California Housing Finance Agency, Home Mortgage Revenue               8/09 at 40.45         AAA          2,362,757
                 Bonds, Series 1999K, 0.000%, 8/01/24 - MBIA Insured

       18,020   California Housing Finance Agency, Home Mortgage Revenue               8/10 at 27.19         AAA          3,212,606
                 Bonds, Series 2000T, 0.000%, 2/01/32 (Alternative Minimum
                 Tax) - MBIA Insured

          870   Riverside County, California, Single Family Mortgage Revenue            No Opt. Call         AAA            879,239
                 Bonds, GNMA Mortgage-Backed Securities Program,
                 Series 1989B, 7.600%, 11/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 22.8%

        1,900   Azusa Unified School District, Los Angeles County, California,        7/12 at 100.00         AAA          1,995,266
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/20 -
                 FSA Insured

       13,665   State of California, General Obligation Veterans Welfare Bonds,      12/03 at 102.00           A         13,725,399
                 Series 1997BH, 5.600%, 12/01/32 (Alternative Minimum Tax)

        6,085   State of California, General Obligation Veterans Welfare Bonds,      12/06 at 102.00           A          6,177,492
                 Series 1997BJ, 5.700%, 12/01/32 (Alternative Minimum Tax)

        1,500   State of California, General Obligation Various Purpose Bonds,        6/10 at 100.00          A3          1,520,535
                 Series 2000, 5.500%, 6/01/25

                State of California, General Obligation Refunding Bonds,
                Series 2002:
        8,000    5.250%, 2/01/30                                                      2/12 at 100.00          A3          7,815,280
        2,000    5.250%, 4/01/32                                                      4/12 at 100.00          A3          1,949,340

                State of California, General Obligation Bonds, Series 2003:
        2,550    5.000%, 2/01/22                                                      8/13 at 100.00          A3          2,497,317
        2,750    5.250%, 2/01/33                                                      2/13 at 100.00          A3          2,679,518

        5,440   Coast Community College District, Orange County, California,          8/13 at 100.00         AAA          5,471,498
                 General Obligation Bonds, Series 2003A Refunding,
                 5.000%, 8/01/22 - MBIA Insured

        1,200   Fremont Union School District, Santa Clara County, California,        9/12 at 100.00         AAA          1,238,184
                 General Obligation Bonds, Series 2002C, 5.000%, 9/01/18 -
                 FSA Insured

        1,370   Fremont-Newark Community College District, Alameda County,            8/11 at 101.00         AAA          1,439,254
                 California, General Obligation Bonds, Series 2002A,
                 5.375%, 8/01/20 - MBIA Insured

        5,255   Livermore Valley Joint Unified School District, Alameda County,       8/11 at 100.00         AAA          5,271,763
                 California, General Obligation Bonds, Election of 1999,
                 Series 2001, 5.125%, 8/01/26 - FSA Insured

        2,000   Los Angeles Unified School District, California, General              7/10 at 100.00         AAA          2,060,820
                 Obligation Bonds, Election of 1997, Series 2000D,
                 5.375%, 7/01/25 - FGIC Insured

        1,170   Los Angeles Unified School District, Los Angeles County, California,  7/13 at 100.00         AAA          1,219,327
                 General Obligation Bonds, Series 2003F, 5.000%, 7/01/17 -
                 FSA Insured

        6,760   San Diego Unified School District, San Diego County, California,      7/13 at 101.00         AAA          7,017,218
                 General Obligation Bonds, Series 2003E, 5.250%, 7/01/21 -
                 FSA Insured

        6,865   San Ramon Valley Unified School District, Contra Costa County,        8/13 at 100.00         AAA          6,878,044
                 California, General Obligation Bonds, Series 2003,
                 5.000%, 8/01/23 - FSA Insured

        1,390   South Pasadena Unified School District, Los Angeles County,           8/13 at 100.00         AAA          1,398,048
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 8/01/22 - FGIC Insured

        3,925   West Contra Costa Unified School District, Contra Costa County,       8/11 at 101.00         AAA          3,931,830
                 California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/23 - FSA Insured


                                       34

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 35.4%

$       1,200   Burbank Public Financing Authority, California, Revenue Bonds,       12/12 at 100.00         AAA        $ 1,217,580
                 West Olive Redevelopment Project, Series 2002,
                 5.125%, 12/01/22 - AMBAC Insured

        3,070   California State Public Works Board, Lease Revenue Bonds,            12/12 at 100.00         AAA          3,262,827
                 Department of General Services, Capital East End, Series 2002A,
                 5.250%, 12/01/16 - AMBAC Insured

        2,000   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call         AAA          2,172,800
                 Department of Corrections, California State Prison of Lassen
                 County - Susanville, Series 1993D, 5.250%, 6/01/15 - FSA Insured

        2,030   California State Public Works Board, Lease Revenue Bonds,             3/12 at 100.00         AAA          2,081,055
                 Department of General Services, Series 2002C,
                 5.250%, 3/01/21 - AMBAC Insured

        1,750   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call         AAA          1,925,928
                 Department of Corrections, California State Prison -
                 Madera County II, Series 1993E, 5.500%, 6/01/15 - MBIA Insured

                Commerce Community Development Commission, California, Tax
                Allocation Refunding Bonds, Merged Redevelopment Projects,
                Series 1998A:
        1,000    5.650%, 8/01/18                                                      8/08 at 102.00         N/R          1,004,320
        2,765    5.700%, 8/01/28                                                      8/08 at 102.00         N/R          2,706,907

        3,065   Corona-Norco Unified School District, Riverside County, California,   9/13 at 100.00         AAA          3,200,442
                 Special Tax Bonds, Community Facilities District 98-1,
                 Series 2003, 5.500%, 9/01/33 (WI, settling 9/10/03) -
                 MBIA Insured

                Cupertino, California, Certificates of Participation, Refinancing
                Capital Improvement Project, Series 2002:
        1,945    5.000%, 7/01/18 - AMBAC Insured                                      7/09 at 102.00         AAA          1,998,176
        2,040    5.000%, 7/01/19 - AMBAC Insured                                      7/09 at 102.00         AAA          2,082,289
        2,145    5.000%, 7/01/20 - AMBAC Insured                                      7/09 at 102.00         AAA          2,175,416

        2,725   Fresno, California, Certificates of Participation, Street            12/03 at 101.00          A+          2,782,852
                 Improvement Project, Series 1991, 6.625%, 12/01/11

        1,910   Industry Urban Development Agency, California, Tax Allocation         5/07 at 101.50         AAA          2,050,748
                 Refunding Bonds, Civic, Recreational and Industrial
                 Redevelopment Project 1, Series 2002, 5.500%, 5/01/19 -
                 MBIA Insured

        2,300   Irvine, California, Mobile Home Park Revenue Bonds, Meadows           3/08 at 102.00         N/R          2,214,394
                 Mobile Home Park Project, Series 1998A, 5.700%, 3/01/18

        8,000   Los Angeles County Metropolitan Transportation Authority,             7/10 at 101.00         AAA          8,122,640
                 California, Proposition C Sales Tax Revenue Bonds, Second
                 Senior Lien, Series 2000A, 5.250%, 7/01/25 - FGIC Insured

        5,000   Los Angeles County Metropolitan Transportation Authority,             7/13 at 100.00         AAA          5,255,550
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003A, 5.000%, 7/01/16 - FSA Insured

        3,005   Monterey County, California, Certificates of Participation,           8/11 at 100.00         Aaa          3,053,020
                 Master Plan Financing, Series 2001, 5.000%, 8/01/20 -
                 MBIA Insured

       14,160   Oakland State Building Authority, California, Lease Revenue           4/08 at 101.00         AAA         14,178,974
                 Bonds, Elihu M. Harris State Office Building, Series 1998A,
                 5.000%, 4/01/23 - AMBAC Insured

        2,520   Oceanside, California, Mobile Home Park Revenue Bonds,                3/08 at 102.00         N/R          2,325,431
                 Laguna Vista Mobile Estates Acquisition Project, Series 1998,
                 5.800%, 3/01/28

       15,300   Ontario Redevelopment Financing Authority, San Bernardino County,       No Opt. Call         AAA         20,177,793
                 California, Revenue Refunding Bonds, Redevelopment Project 1,
                 Series 1995, 7.400%, 8/01/25 - MBIA Insured

        1,500   Orange County Local Transportation Authority, California, Limited       No Opt. Call         AA+          1,684,200
                 Sales Tax Revenue Bonds, Measure M, Series 1992,
                 6.000%, 2/15/07

        5,200   Orange County, California, Recovery Certificates of Participation,    7/06 at 102.00         AAA          5,710,692
                 Series 1996A, 6.000%, 7/01/26 - MBIA Insured

        6,500   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00           A          6,554,990
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36

                Redding Redevelopment Agency, California, Canby-Hilltop-Cypress
                Housing Tax Allocation Bonds, Series 2003A:
        1,500    5.000%, 9/01/17 - MBIA Insured                                       9/13 at 100.00         AAA          1,564,185
        1,500    5.000%, 9/01/20 - MBIA Insured                                       9/13 at 100.00         AAA          1,528,980

        4,320   Richmond Joint Powers Financing Authority, California, Tax            9/13 at 100.00         AAA          4,436,726
                 Allocation Bonds, Series 2003A, 5.250%, 9/01/22 - MBIA Insured

        3,040   Riverside County, California, Mobile Home Park Revenue Bonds,         3/09 at 102.00         N/R          2,717,061
                 Bravo Mobile Home Park Project, Series 1999A, 5.900%, 3/20/29


                                       35


                            Nuveen California Quality Income Municipal Fund, Inc. (NUC) (continued)
                                    Portfolio of INVESTMENTS August 31, 2003
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,500   San Jose Financing Authority, California, Lease Revenue Refunding     9/11 at 100.00         AAA        $ 2,540,375
                 Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/20 - MBIA Insured

        2,000   San Jose Unified School District, Santa Clara County, California,     6/07 at 101.00         AAA          2,147,880
                 Certificates of Participation, 5.750%, 6/01/24 - MBIA Insured

        2,770   Santa Ana Community Redevelopment Agency, Orange County,              9/13 at 100.00         AAA          2,843,516
                 California, Tax Allocation Refunding Bonds, South Main Street
                 Redevelopment, Series 2003B, 5.000%, 9/01/19 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 11.1%

       11,000   Foothill-Eastern Transportation Corridor Agency, California,          1/14 at 101.00        BBB-          7,295,090
                 Toll Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/29

        2,685   Sacramento County, California, Airport System Revenue Bonds,          7/12 at 100.00         AAA          2,771,994
                 Series 2002A, 5.250%, 7/01/21 - FSA Insured

       20,000   San Francisco City and County Airports Commission, California,        5/10 at 101.00         AAA         20,840,000
                 Revenue Bonds, San Francisco International Airport, Series 2,
                 Issue 25, 5.750%, 5/01/30 (Alternative Minimum Tax) -
                 FSA Insured

                San Francisco City and County Airports Commission, California,
                Revenue Refunding Bonds, San Francisco International Airport,
                Series 2, Issue 28A:
        1,480    5.250%, 5/01/17 (Alternative Minimum Tax) - MBIA Insured             5/12 at 100.00         AAA          1,517,710
        3,865    5.250%, 5/01/19 (Alternative Minimum Tax) - MBIA Insured             5/12 at 100.00         AAA          3,903,573


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 20.9%

        8,000   California Pollution Control Financing Authority, Solid Waste         1/04 at 101.00         Aaa          9,405,920
                 Revenue Bonds, North County Recycling Center, Series 1991A,
                 6.750%, 7/01/17

        7,625   California State Public Works Board, Lease Revenue Bonds,            11/04 at 102.00         Aaa          8,303,396
                 Department of Corrections, California, State Prison at Monterey
                 County - Soledad II, Series 1994A, 7.000%, 11/01/19
                 (Pre-refunded to 11/01/04)

        1,600   California Statewide Community Development Authority,                   No Opt. Call      N/R***          1,737,616
                 Certificates of Participation, Insured Hospital Revenue
                 Refunding Bonds, Triad Healthcare, Series 1992,
                 6.250%, 8/01/06

       12,805   Contra Costa County, California, GNMA Mortgage-Backed                   No Opt. Call         AAA         17,564,875
                 Securities Program, Home Mortgage Revenue Bonds,
                 Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax)

        4,000   Inland Empire Solid Waste Financing Authority, California,              No Opt. Call         AAA          4,586,480
                 Revenue Bonds, Landfill Improvement Financing Project,
                 Series 1996B, 6.250%, 8/01/11 (Alternative Minimum Tax) -
                 FSA Insured

        3,805   Lodi, California, Revenue Bonds and Certificates of Participation,    1/09 at 101.00         AAA          4,321,300
                 Series 1999A, 5.500%, 1/15/24 (Pre-refunded to 1/15/09) -
                 MBIA Insured

        5,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA          5,347,850
                 Bonds, Series 2000A, 5.500%, 10/01/32

       13,525   San Bernardino County, California, Single Family Mortgage Revenue       No Opt. Call         AAA         16,972,387
                 Bonds, GNMA Mortgage-Backed Securities Program, Series 1989A,
                 7.750%, 11/01/14 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 15.2%

       10,000   California Pollution Control Financing Authority, Pollution Control  12/03 at 100.00          BB          9,826,300
                 Revenue Bonds, Southern California Edison Company, 1991 Series,
                 6.900%, 12/01/17 (Alternative Minimum Tax)

        5,000   California Pollution Control Financing Authority, Pollution Control  12/03 at 101.00          B3          4,931,850
                 Revenue Bonds, Pacific Gas and Electric Company, 1992 Series A,
                 6.625%, 6/01/09 (Alternative Minimum Tax)

        9,000   California Department of Water Resources, Power Supply Revenue        5/12 at 101.00          A3          9,088,200
                 Bonds, Series 2002A, 5.125%, 5/01/18

        1,500   Merced Irrigation District, California, Revenue Refunding Bonds,      9/05 at 102.00        Baa3          1,561,260
                 Electric System Project, Series 2001, 6.500%, 9/01/22

        5,000   Merced Irrigation District, California, Revenue Certificates of       9/13 at 102.00        Baa3          4,780,650
                 Participation, Electric System Project, Series 2003,
                 5.700%, 9/01/36

        3,205   Redlands, California, Refunding Certificates of Participation,        9/03 at 100.00         AAA          3,219,455
                 Capital Improvement Projects, Series 1992, 6.800%, 3/01/07 -
                 AMBAC Insured

        2,410   Sacramento Municipal Utility District, California, Electric Revenue   8/12 at 100.00         AAA          2,489,072
                 Refunding Bonds, Series 2002Q, 5.250%, 8/15/21 - FSA Insured


                                       36

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION(1)                                                           PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       5,500   Southern California Public Power Authority, Revenue Bonds,              No Opt. Call           A       $  6,535,265
                 Multiple Projects, Series 1989, 6.750%, 7/01/11

        4,000   Southern California Public Power Authority, Revenue Bonds,            7/13 at 100.00         AAA          4,076,040
                 Magnolia Power Project, Series 2003-1A, 5.000%, 7/01/20 -
                 AMBAC Insured

        3,110   Turlock Irrigation District, California, Certificates of              1/13 at 100.00         AAA          3,060,396
                 Participation, Series 2003A, 5.000%, 1/01/33 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.2%

        1,090   Marin Municipal Water District, California, Water Revenue             7/12 at 100.00         AAA          1,141,056
                 Refunding Bonds, Series 2002, 5.000%, 7/01/16 - AMBAC Insured

          500   Norco, California, Refunding Certificates of Participation, Water    10/08 at 102.00         AAA            499,975
                 and Sewer System Improvement Project, Series 1998,
                 5.125%, 10/01/28 - AMBAC Insured

        5,375   San Francisco City and County Public Utilities Commission,           11/12 at 100.00         AAA          5,507,763
                 California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/19 - MBIA Insured

                Turlock Public Finance Authority, California, Sewer Revenue
                Bonds, Series 2003A:
        1,565    5.000%, 9/15/19 (DD, settling 9/02/03) - FGIC Insured                9/03 at 100.00         AAA          1,606,628
        1,650    5.000%, 9/15/20 (DD, settling 9/02/03) - FGIC Insured                9/13 at 100.00         AAA          1,681,940
------------------------------------------------------------------------------------------------------------------------------------
$     498,460   Total Long-Term Investments (cost $476,977,040) - 150.9%                                                492,484,673
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.8%                                                                     18,795,006
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.7)%                                                       (185,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $326,279,679
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares.

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    (DD) Security purchased on a delayed delivery basis.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                                       37


                            Statement of
                                  ASSETS AND LIABILITIES August 31, 2003
                                                                                       CALIFORNIA
                                  CALIFORNIA        CALIFORNIA        CALIFORNIA       INVESTMENT        CALIFORNIA       CALIFORNIA
                                       VALUE  PERFORMANCE PLUS       OPPORTUNITY          QUALITY    SELECT QUALITY   QUALITY INCOME
                                       (NCA)             (NCP)             (NCO)            (NQC)             (NVC)            (NUC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value
   (cost $230,614,460,
   $273,853,412, $172,985,635,
   $291,736,182, $506,918,753
   and $476,977,040,
   respectively)                $241,901,723      $282,141,027      $181,695,261     $303,974,706      $525,183,518     $492,484,673
Cash                               5,544,297         3,425,705         1,368,561       11,606,212         4,473,199       13,442,090
Receivables:
   Interest                        3,454,474         4,130,599         2,346,194        4,787,318         7,493,147        7,294,569
   Investments sold                   66,545        10,015,300         3,151,601               --           210,000       10,142,000
Other assets                           9,089            27,779            17,923           28,598            31,105           39,706
------------------------------------------------------------------------------------------------------------------------------------
      Total assets               250,976,128       299,740,410       188,579,540      320,396,834       537,390,969      523,403,038
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased         --         2,098,700                --        3,148,050                --       11,723,469
Accrued expenses:
   Management fees                   121,241           161,343           103,023          171,963           287,799          274,857
   Other                             105,933            59,926            35,087           94,965           195,560          107,609
Preferred share dividends payable        N/A            11,938             4,077            7,614            15,203           17,424
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities              227,174         2,331,907           142,187        3,422,592           498,562       12,123,359
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value   N/A       106,000,000        68,000,000      112,000,000       192,000,000      185,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares                $250,748,954      $191,408,503      $120,437,353     $204,974,242      $344,892,407     $326,279,679
====================================================================================================================================
Common shares outstanding         25,241,808        12,965,742         8,154,681       13,580,232        23,096,654       21,977,428
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets
   applicable to Common
   shares, divided by
   Common shares outstanding)   $       9.93      $      14.76      $      14.77     $      15.09      $      14.93     $     14.85
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                    $    252,418      $    129,657      $     81,547     $    135,802      $    230,967     $    219,774
Paid-in surplus                  237,578,901       181,322,391       113,661,742      189,659,207       322,047,031      306,132,569
Undistributed net
   investment income                 157,276         1,832,606         1,304,648        2,321,681         3,884,290        3,675,428
Accumulated net realized gain
   (loss) from investments         1,473,096          (163,766)       (3,320,210)         619,028           465,354          744,275
Net unrealized appreciation of
   investments                    11,287,263         8,287,615         8,709,626       12,238,524        18,264,765       15,507,633
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                       $250,748,954      $191,408,503      $120,437,353     $204,974,242      $344,892,407     $326,279,679
====================================================================================================================================
Authorized shares:
   Common                        250,000,000       200,000,000       200,000,000      200,000,000       200,000,000      200,000,000
   Preferred                             N/A         1,000,000         1,000,000        1,000,000         1,000,000        1,000,000
====================================================================================================================================

N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


                                       38


                            Statement of
                                OPERATIONS Year Ended August 31, 2003
                                                                                       CALIFORNIA
                                  CALIFORNIA        CALIFORNIA        CALIFORNIA       INVESTMENT        CALIFORNIA      CALIFORNIA
                                       VALUE  PERFORMANCE PLUS       OPPORTUNITY          QUALITY    SELECT QUALITY  QUALITY INCOME
                                       (NCA)             (NCP)             (NCO)            (NQC)             (NVC)           (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                $14,195,763       $15,725,024       $10,028,277     $ 16,987,271      $ 28,644,573    $ 27,759,807
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                    1,486,429         1,952,094         1,247,185        2,084,037         3,484,023       3,336,291
Preferred shares - auction fees          N/A           265,440           170,283          280,466           480,798         463,270
Preferred shares - dividend
   disbursing agent fees                 N/A            30,000            20,000           20,000            30,000          30,000
Shareholders' servicing agent fees
   and expenses                       64,107            35,458            20,612           32,815            46,004          40,848
Custodian's fees and expenses         63,944            75,474            45,549           70,390           128,787         139,002
Directors' fees and expenses           3,593             4,810             2,642            4,565             7,423           7,147
Professional fees                     14,935            30,563            14,779           16,094            22,072          23,147
Shareholders' reports - printing
   and mailing expenses               31,101            26,317            19,229           27,928            32,490          42,421
Stock exchange listing fees           17,003            16,041            11,462           16,066            16,085          16,160
Investor relations expense            18,634            35,822            11,668           21,818            35,544          34,114
Other expenses                        11,184            28,059            21,496           20,413            31,710          31,779
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian
   fee credit                      1,710,930         2,500,078         1,584,905        2,594,592         4,314,936       4,164,179
   Custodian fee credit              (11,710)          (10,005)           (8,162)          (8,293)          (22,033)        (39,936)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                       1,699,220         2,490,073         1,576,743        2,586,299         4,292,903       4,124,243
------------------------------------------------------------------------------------------------------------------------------------
Net investment income             12,496,543        13,234,951         8,451,534       14,400,972        24,351,670      23,635,564
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) FROM INVESTMENTS
Net realized gain (loss) from
   investments                     1,473,738         1,004,022        (2,416,823)         594,277           553,846         676,834
Change in net unrealized
   appreciation (depreciation)
   of investments                 (9,461,698)       (8,515,354)       (1,963,613)     (10,261,134)      (14,789,814)    (19,847,121)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments  (7,987,960)       (7,511,332)       (4,380,436)      (9,666,857)      (14,235,968)    (19,170,287)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED
SHAREHOLDERS
From net investment income               N/A          (979,590)         (606,611)      (1,031,502)       (1,731,308)     (1,526,791)
From accumulated net realized
   gains from investments                N/A                --                --          (25,327)          (25,494)       (242,125)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Preferred
   shareholders                          N/A          (979,590)         (606,611)      (1,056,829)       (1,756,802)     (1,768,916)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations               $ 4,508,583       $ 4,744,029       $ 3,464,487     $  3,677,286      $  8,358,900    $  2,696,361
====================================================================================================================================
N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


                                       39


                            Statement of
                                  CHANGES IN NET ASSETS
                                      CALIFORNIA VALUE (NCA)       CALIFORNIA PERFORMANCE PLUS (NCP)    CALIFORNIA OPPORTUNITY (NCO)
                                ------------------------------     ---------------------------------    ----------------------------
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                     8/31/03           8/31/02           8/31/03          8/31/02           8/31/03         8/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 12,496,543      $ 12,970,900      $ 13,234,951     $ 13,616,212       $ 8,451,534     $ 8,633,716
Net realized gain (loss) from
   investments                     1,473,738           931,061         1,004,022       (1,191,048)       (2,416,823)       (884,966)
Change in net unrealized
   appreciation
   (depreciation)
   of investments                 (9,461,698)       (1,874,743)       (8,515,354)       1,899,668        (1,963,613)        852,455
Distributions to Preferred Shareholders:
   From net investment income            N/A               N/A          (979,590)      (1,237,745)         (606,611)       (799,037)
   From accumulated net realized
      gains from investments             N/A               N/A                --         (331,552)               --        (180,451)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common
   shares from operations          4,508,583        12,027,218         4,744,029       12,755,535         3,464,487       7,621,717
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (12,869,723)      (13,021,072)      (11,928,784)     (11,571,067)       (7,452,565)     (7,386,004)
From accumulated net realized
   gains from investments           (235,826)               --            (1,019)      (1,228,860)               --        (721,943)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                  (13,105,549)      (13,021,072)      (11,929,803)     (12,799,927)       (7,452,565)     (8,107,947)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions          --           195,022                --          996,765                --         615,883
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable
   to Common shares               (8,596,966)         (798,832)       (7,185,774)         952,373        (3,988,078)        129,653
Net assets applicable to
   Common shares at the
   beginning of year             259,345,920       260,144,752       198,594,277      197,641,904       124,425,431     124,295,778
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $250,748,954      $259,345,920      $191,408,503     $198,594,277      $120,437,353    $124,425,431
====================================================================================================================================
Undistributed net investment
   income at the
   end of year                  $    157,276      $    715,310      $  1,832,606     $  1,765,348      $  1,304,648    $  1,152,354
====================================================================================================================================
N/A - Fund is not authorized to issue Preferred shares.

                                 See accompanying notes to financial statements.


                                       40

                                     CALIFORNIA INVESTMENT                 CALIFORNIA SELECT                     CALIFORNIA
                                         QUALITY (NQC)                        QUALITY (NVC)                 QUALITY INCOME (NUC)
                                ------------------------------      -----------------------------      -----------------------------
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                     8/31/03           8/31/02           8/31/03          8/31/02           8/31/03         8/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 14,400,972      $ 14,658,460      $ 24,351,670     $ 25,014,840      $ 23,635,564    $ 26,003,615
Net realized gain (loss) from
   investments                       594,277           357,456           553,846          800,399           676,834       2,860,663
Change in net unrealized
   appreciation (depreciation)
   of investments                (10,261,134)         (776,828)      (14,789,814)        (596,693)      (19,847,121)    (10,180,699)
Distributions to Preferred
   Shareholders:
   From net investment income     (1,031,502)       (1,461,842)       (1,731,308)      (1,957,398)       (1,526,791)     (2,239,477)
   From accumulated net realized
      gains from investments         (25,327)          (76,061)          (25,494)      (1,031,350)         (242,125)       (497,002)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from operations                 3,677,286        12,701,185         8,358,900       22,229,798         2,696,361      15,947,100
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (12,711,116)      (12,440,677)      (21,757,051)     (21,024,491)      (21,879,825)    (21,113,196)
From accumulated net realized
   gains from investments           (252,596)         (277,480)         (341,832)      (3,647,612)       (2,618,427)     (1,793,272)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable
   to Common shares from
   distributions to Common
   shareholders                  (12,963,712)      (12,718,157)      (22,098,883)     (24,672,103)      (24,498,252)    (22,906,468)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions          --         1,056,710                --        1,756,813           520,494       1,827,004
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares    (9,286,426)        1,039,738       (13,739,983)        (685,492)      (21,281,397)     (5,132,364)
Net assets applicable to Common
   shares at the beginning
   of year                       214,260,668       213,220,930       358,632,390      359,317,882       347,561,076     352,693,440
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $204,974,242      $214,260,668      $344,892,407     $358,632,390      $326,279,679    $347,561,076
====================================================================================================================================
Undistributed net investment income
   at the end of year           $  2,321,681      $  1,951,532      $  3,884,290     $  3,351,259      $  3,675,428    $  3,873,126
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       41


                            Notes to
                                   FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The California Funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA), Nuveen California Performance Plus Municipal Fund, Inc. (NCP), Nuveen California Municipal Market Opportunity Fund, Inc.
(NCO), Nuveen California Investment Quality Municipal Fund, Inc. (NQC), Nuveen California Select Quality Municipal Fund, Inc. (NVC) and Nuveen California Quality Income Municipal Fund, Inc. (NUC). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 2003, California Performance Plus (NCP), California Investment Quality (NQC) and California Quality Income (NUC) had outstanding when-issued and delayed delivery purchase commitments of $2,098,700, $3,148,050 and $6,447,280, respectively. There were no such outstanding purchase commitments in any of the other Funds.


Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.


Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended August 31, 2003, have been designated Exempt Interest Dividends.


Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common Shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.


Preferred Shares

California Value (NCA) is not authorized to issue Preferred shares. The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period. The number of Preferred shares outstanding, by series and in total, for each Fund is as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                                         PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                                PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                               (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                       --            --        3,600           --        1,400
   Series T                                    1,800            --           --        2,400           --
   Series W                                      640         2,200          880        1,680        3,000
   Series TH                                      --            --           --        3,600           --
   Series F                                    1,800           520           --           --        3,000
---------------------------------------------------------------------------------------------------------
Total                                          4,240         2,720        4,480        7,680        7,400
=========================================================================================================


Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended August 31, 2003.


Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                   CALIFORNIA                 CALIFORNIA                 CALIFORNIA
                                   VALUE (NCA)          PERFORMANCE PLUS (NCP)        OPPORTUNITY (NCO)
                             -----------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                8/31/03      8/31/02       8/31/03      8/31/02      8/31/03      8/31/02
---------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of
   distributions                     --       19,148           --       66,524            --       40,630
=========================================================================================================
                                   CALIFORNIA                 CALIFORNIA                 CALIFORNIA
                            INVESTMENT QUALITY (NQC)     SELECT QUALITY (NVC)       QUALITY INCOME (NUC)
                            ------------------------    -----------------------   -----------------------
                             YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                8/31/03      8/31/02       8/31/03      8/31/02      8/31/03      8/31/02
---------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of
   distributions                     --       67,899           --      114,746        32,183      114,647
=========================================================================================================

                            Notes to
                                FINANCIAL STATEMENTS (continued)



3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended August 31, 2003, were as follows:

                                           CALIFORNIA                 CALIFORNIA    CALIFORNIA    CALIFORNIA
                             CALIFORNIA   PERFORMANCE    CALIFORNIA   INVESTMENT        SELECT       QUALITY
                                  VALUE          PLUS   OPPORTUNITY      QUALITY       QUALITY        INCOME
                                  (NCA)         (NCP)         (NCO)        (NQC)         (NVC)         (NUC)
------------------------------------------------------------------------------------------------------------
Purchases                   $61,205,847  $ 88,934,587   $30,259,039  $84,397,217  $115,088,627  $239,915,819
Sales and maturities         63,210,397   101,895,809    34,923,145   96,048,544   110,400,035   239,255,069
============================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At August 31, 2003, the cost of investments were as follows:

                                           CALIFORNIA                 CALIFORNIA    CALIFORNIA    CALIFORNIA
                             CALIFORNIA   PERFORMANCE   CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                  VALUE          PLUS  OPPORTUNITY       QUALITY       QUALITY        INCOME
                                  (NCA)         (NCP)        (NCO)         (NQC)         (NVC)         (NUC)
------------------------------------------------------------------------------------------------------------
Cost of investments       $230,353,476  $273,764,843  $172,707,968  $291,250,847  $506,594,140  $476,783,571
============================================================================================================


Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2003, were as follows:

                                          CALIFORNIA                  CALIFORNIA    CALIFORNIA    CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA    INVESTMENT        SELECT       QUALITY
                                  VALUE         PLUS   OPPORTUNITY       QUALITY       QUALITY        INCOME
                                  (NCA)        (NCP)          (NCO)        (NQC)         (NVC)         (NUC)
------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation             $15,827,786  $12,690,465   $11,384,533   $14,117,100   $23,563,056   $23,447,377
   Depreciation              (4,279,539)  (4,314,281)   (2,397,240)   (1,393,241)   (4,973,678)   (7,746,275)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   of investments           $11,548,247  $ 8,376,184   $ 8,987,293   $12,723,859   $18,589,378   $15,701,102
============================================================================================================

The tax components of undistributed net investment income and net realized gains at August 31, 2003, were as follows:

                                                         CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                                          CALIFORNIA    PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                               VALUE           PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                               (NCA)          (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income       $  943,828     $2,195,343    $1,483,909   $2,837,047   $5,179,975   $4,872,371
Undistributed net ordinary income *               --        398,934        61,308       86,536        1,984      451,140
Undistributed net long-term capital gains  1,473,096          2,788            --      619,028      694,458      744,275
========================================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended August 31, 2003 and August 31, 2002, was designated for purposes of the dividends paid deduction as follows:

                                                         CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                                          CALIFORNIA    PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                               VALUE           PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
2003                                           (NCA)          (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                     $12,835,461    $12,761,551    $8,012,712  $13,711,299  $23,411,429  $23,392,483
Distributions from net ordinary income *      72,124        113,847        43,789           --           --       62,978
Distributions from net long-term
   capital gains                             235,826          1,019            --      277,923      367,326    2,797,575
========================================================================================================================

                                                         CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                                          CALIFORNIA    PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                               VALUE           PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
2002                                           (NCA)          (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
------------------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                     $13,020,248   $12,807,468     $8,165,338  $13,898,261  $22,973,189  $23,237,953
Distributions from net ordinary income *          --            --         55,848           --        6,000      171,733
Distributions from net long-term
   capital gains                                  --     1,560,412        862,522      353,541    4,672,962    2,154,469
========================================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At August 31, 2003, California Opportunity (NCO) had an unused capital loss carryforward of $908,397 available to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2011.

California Opportunity (NCO) has elected to defer $2,302,131 of net realized losses from investments incurred from November 1, 2002 through August 31, 2003 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses are treated as having arisen in the following year.

                            Notes to
                                FINANCIAL STATEMENTS (continued)



5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under California Value's (NCA) investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), the Fund pays an annual management fee, payable monthly of .35% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under the Funds' (excluding California Value (NCA)) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                                 MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                                .6500%
For the next $125 million                                                 .6375
For the next $250 million                                                 .6250
For the next $500 million                                                 .6125
For the next $1 billion                                                   .6000
For the next $3 billion                                                   .5875
For net assets over $5 billion                                            .5750
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on October 1, 2003, to shareholders of record on September 15, 2003, as follows:

                                          CALIFORNIA                 CALIFORNIA   CALIFORNIA   CALIFORNIA
                             CALIFORNIA  PERFORMANCE    CALIFORNIA   INVESTMENT       SELECT      QUALITY
                                  VALUE         PLUS   OPPORTUNITY      QUALITY      QUALITY       INCOME
                                  (NCA)        (NCP)         (NCO)        (NQC)        (NVC)        (NUC)
---------------------------------------------------------------------------------------------------------
Dividend per share               $.0400       $.0775        $.0780       $.0795       $.0805       $.0830
=========================================================================================================

Financial
        HIGHLIGHTS

                            Financial
                                   HIGHLIGHTS

Selected data for a Common share outstanding throughout each year:
                                                          Investment Operations                             Less Distributions
                                    ---------------------------------------------------------------  -------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                 Net
                         Beginning                        Net    Investment         Capital          Investment    Capital
                            Common                  Realized/     Income to        Gains to           Income to   Gains to
                             Share         Net     Unrealized     Preferred       Preferred              Common     Common
                         Net Asset  Investment     Investment        Share-          Share-              Share-     Share-
                             Value      Income    Gain (Loss)       holders+        holders+  Total     holders    holders    Total
====================================================================================================================================
CALIFORNIA VALUE (NCA)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003                        $10.27       $ .50        $ (.32)         $ N/A           $ N/A   $ .18     $ (.51)      $(.01)  $ (.52)
2002                         10.31         .51          (.03)           N/A             N/A     .48       (.52)         --     (.52)
2001                          9.85         .51           .47            N/A             N/A     .98       (.52)         --     (.52)
2000                          9.73         .51           .12            N/A             N/A     .63       (.51)         --     (.51)
1999                         10.38         .50          (.60)           N/A             N/A    (.10)      (.50)       (.05)    (.55)

CALIFORNIA PERFORMANCE
PLUS (NCP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003                         15.32        1.02          (.58)          (.08)             --     .36       (.92)         --     (.92)
2002                         15.32        1.05           .07           (.10)           (.03)    .99       (.89)       (.10)    (.99)
2001                         14.96        1.12           .44           (.25)           (.01)   1.30       (.90)       (.04)    (.94)
2000                         14.85        1.22           .11           (.26)             --    1.07       (.96)        --      (.96)
1999                         15.98        1.20         (1.05)          (.20)           (.01)   (.06)     (1.00)       (.05)   (1.05)

CALIFORNIA OPPORTUNITY
(NCO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003                         15.26        1.04          (.55)          (.07)             --     .42       (.91)        --      (.91)
2002                         15.32        1.06            --           (.10)           (.02)    .94       (.91)       (.09)   (1.00)
2001                         14.97        1.14           .48           (.23)           (.03)   1.36       (.92)       (.09)   (1.01)
2000                         15.06        1.25          (.07)          (.29)             --     .89       (.98)        --      (.98)
1999                         16.48        1.21         (1.25)          (.19)           (.03)   (.26)     (1.01)       (.12)   (1.13)
====================================================================================================================================

                                                                       Total Returns
                                                                     -----------------
                                                                                 Based
                              Offering                                              on
                             Costs and       Ending                             Common
                             Preferred       Common                   Based      Share
                                 Share        Share       Ending         on        Net
                          Underwriting    Net Asset       Market     Market      Asset
                             Discounts        Value        Value      Value*     Value*
=======================================================================================
CALIFORNIA VALUE (NCA)
---------------------------------------------------------------------------------------
Year Ended 8/31:
2003                               $--       $ 9.93     $ 9.1000      (3.55)%     1.73%
2002                                --        10.27       9.9500       6.61       4.80
2001                                --        10.31       9.8300      11.41      10.20
2000                                --         9.85       9.3125       6.80       6.80
1999                                --         9.73       9.2500       (.43)     (1.13)

CALIFORNIA PERFORMANCE
PLUS (NCP)
---------------------------------------------------------------------------------------
Year Ended 8/31:
2003                                --        14.76      13.9000      (1.30)      2.30
2002                                --        15.32      15.0000       1.11       6.84
2001                                --        15.32      15.8500       7.88       9.13
2000                                --        14.96      15.6250      (1.56)      7.68
1999                              (.02)       14.85      16.9375       (.12)      (.66)

CALIFORNIA OPPORTUNITY
(NCO)
---------------------------------------------------------------------------------------
Year Ended 8/31:
2003                                --        14.77      13.9500      (2.45)      2.73
2002                                --        15.26      15.2200       (.26)      6.51
2001                                --        15.32      16.3000       8.65       9.51
2000                                --        14.97      16.0000       1.14       6.33
1999                             (.03)        15.06      16.8750       2.10      (1.97)
=======================================================================================

                                                                Ratios/Supplemental Data
                            ---------------------------------------------------------------------------------------------------
                                                      Before Credit                        After Credit**
                                              -----------------------------      --------------------------------
                                                             Ratio of Net                          Ratio of Net
                                                Ratio of       Investment           Ratio of         Investment
                                 Ending         Expenses        Income to           Expenses          Income to
                                    Net       to Average          Average         to Average            Average
                                 Assets       Net Assets       Net Assets         Net Assets         Net Assets
                             Applicable       Applicable       Applicable         Applicable         Applicable      Portfolio
                              to Common        to Common        to Common          to Common          to Common       Turnover
                            Shares (000)          Shares++         Shares++           Shares++           Shares++         Rate
===============================================================================================================================
CALIFORNIA VALUE (NCA)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003                           $250,749              .66%            4.84%               .66%              4.85%            24%
2002                            259,346              .68             5.06                .68               5.07              4
2001                            260,145              .70             5.14                .69               5.15              7
2000                            248,375              .70             5.42                .69               5.43             36
1999                            245,456              .69             4.89                .69               4.90             35

CALIFORNIA PERFORMANCE
PLUS (NCP)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003                            191,409             1.26             6.65               1.25               6.66             30
2002                            198,594             1.28             7.04               1.27               7.05             11
2001                            197,642             1.26             7.57               1.25               7.59             27
2000                            191,957             1.30             8.48               1.28               8.49             38
1999                            189,328             1.19             7.67               1.19               7.67             26

CALIFORNIA OPPORTUNITY
(NCO)
-------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003                            120,437             1.27             6.74               1.26               6.75             16
2002                            124,425             1.30             7.13               1.29               7.14             11
2001                            124,296             1.30             7.68               1.28               7.69             31
2000                            120,794             1.29             8.62               1.28               8.64             24
1999                            120,856             1.19             7.50               1.18               7.51             37
===============================================================================================================================
                                 Preferred Shares at End of Period
                            -------------------------------------------
                               Aggregate    Liquidation
                                  Amount     and Market           Asset
                             Outstanding          Value        Coverage
                                   (000)      Per Share       Per Share
=======================================================================
CALIFORNIA VALUE (NCA)
-----------------------------------------------------------------------
Year Ended 8/31:
2003                            $    N/A        $   N/A       $     N/A
2002                                 N/A            N/A             N/A
2001                                 N/A            N/A             N/A
2000                                 N/A            N/A             N/A
1999                                 N/A            N/A             N/A

CALIFORNIA PERFORMANCE
PLUS (NCP)
-----------------------------------------------------------------------
Year Ended 8/31:
2003                             106,000         25,000          70,144
2002                             106,000         25,000          71,838
2001                             106,000         25,000          71,614
2000                             106,000         25,000          70,273
1999                             106,000         25,000          69,653

CALIFORNIA OPPORTUNITY
(NCO)
-----------------------------------------------------------------------
Year Ended 8/31:
2003                              68,000         25,000          69,278
2002                              68,000         25,000          70,745
2001                              68,000         25,000          70,697
2000                              68,000         25,000          69,410
1999                              68,000         25,000          69,432
=======================================================================

N/A  Fund is not authorized to issue Preferred shares.
*    Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
**   After custodian fee credit, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares, where applicable.


                                 See accompanying notes to financial statements.

                                  48-49 SPREAD


                         Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each year:
                                                          Investment Operations                             Less Distributions
                                    ---------------------------------------------------------------  -------------------------------
                                                              Distributions   Distributions
                                                                   from Net            from                 Net
                         Beginning                        Net    Investment         Capital          Investment    Capital
                            Common                  Realized/     Income to        Gains to           Income to   Gains to
                             Share         Net     Unrealized     Preferred       Preferred              Common     Common
                         Net Asset  Investment     Investment        Share-          Share-              Share-     Share-
                             Value      Income    Gain (Loss)       holders+        holders+  Total     holders    holders    Total
====================================================================================================================================
CALIFORNIA INVESTMENT
QUALITY (NQC)
Year Ended 8/31:
2003                        $15.78       $1.06        $ (.71)         $(.08)            $--  $ .27        $(.94)     $(.02)  $ (.96)
2002                         15.78        1.08          (.02)          (.11)           (.01)   .94         (.92)      (.02)    (.94)
2001                         14.83        1.15           .97           (.25)             --   1.87         (.92)        --     (.92)
2000                         14.83        1.24          (.04)          (.27)             --    .93         (.93)        --     (.93)
1999                         16.03        1.15         (1.14)          (.19)           (.01)  (.19)        (.95)      (.03)    (.98)

CALIFORNIA SELECT
QUALITY (NVC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003                         15.53        1.05          (.63)          (.07)             --    .35         (.94)      (.01)    (.95)
2002                         15.63        1.08           .01           (.08)           (.04)   .97         (.91)      (.16)   (1.07)
2001                         14.90        1.18           .72           (.26)             --   1.64         (.91)        --     (.91)
2000                         14.80        1.21           .11           (.28)             --   1.04         (.94)        --     (.94)
1999                         16.02        1.15         (1.09)          (.18)           (.02)  (.14)        (.95)      (.11)   (1.06)

CALIFORNIA QUALITY
INCOME (NUC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003                         15.84        1.08          (.87)          (.07)           (.01)   .13        (1.00)      (.12)   (1.12)
2002                         16.16        1.19          (.35)          (.10)           (.02)   .72         (.96)      (.08)   (1.04)
2001                         15.41        1.21           .75           (.26)             --   1.70         (.94)      (.01)    (.95)
2000                         15.28        1.23           .16           (.29)             --   1.10         (.97)        --     (.97)
1999                         16.37        1.17         (1.04)          (.20)             --   (.07)        (.98)      (.02)   (1.00)
====================================================================================================================================

                                                                       Total Returns
                                                                     -----------------
                                                                                 Based
                              Offering                                              on
                             Costs and       Ending                             Common
                             Preferred       Common                   Based      Share
                                 Share        Share       Ending         on        Net
                          Underwriting    Net Asset       Market     Market      Asset
                             Discounts        Value        Value      Value*     Value*
=======================================================================================
CALIFORNIA INVESTMENT
QUALITY (NQC)
Year Ended 8/31:
2003                             $  --       $15.09     $14.6100        .29%      1.60%
2002                                --        15.78      15.5200       (.55)      6.28
2001                                --        15.78      16.5800      12.54      13.09
2000                                --        14.83      15.6250       2.91       6.69
1999                              (.03)       14.83      16.1875       1.67      (1.54)

CALIFORNIA SELECT
QUALITY (NVC)
---------------------------------------------------------------------------------------
Year Ended 8/31:
2003                                --        14.93      14.1400      (2.78)      2.24
2002                                --        15.53      15.5100       2.79       6.61
2001                                --        15.63      16.1800      10.70      11.43
2000                                --        14.90      15.5000       2.96       7.47
1999                              (.02)       14.80      16.0625       2.15      (1.20)

CALIFORNIA QUALITY
INCOME (NUC)
---------------------------------------------------------------------------------------
Year Ended 8/31:
2003                                --        14.85      14.6700      (2.38)       .71
2002                                --        15.84      16.1400       4.15       4.79
2001                                --        16.16      16.5500       8.51      11.44
2000                                --        15.41      16.1875       3.83       7.64
1999                              (.02)       15.28      16.6250       1.37       (.72)
=======================================================================================

                                                             Ratios/Supplemental Data
                         ---------------------------------------------------------------------------------------------------
                                                   Before Credit                        After Credit**
                                           -----------------------------      --------------------------------
                                                          Ratio of Net                          Ratio of Net
                                             Ratio of       Investment           Ratio of         Investment
                              Ending         Expenses        Income to           Expenses          Income to
                                 Net       to Average          Average         to Average            Average
                              Assets       Net Assets       Net Assets         Net Assets         Net Assets
                          Applicable       Applicable       Applicable         Applicable         Applicable      Portfolio
                           to Common        to Common        to Common          to Common          to Common       Turnover
                         Shares (000)          Shares++         Shares++           Shares++           Shares++         Rate
============================================================================================================================
CALIFORNIA INVESTMENT
QUALITY (NQC)
Year Ended 8/31:
2003                        $204,974             1.21%            6.73%              1.21%              6.73%            26%
2002                         214,261             1.25             7.03               1.23               7.04             11
2001                         213,221             1.25             7.64               1.23               7.65             34
2000                         199,258             1.25             8.65               1.24               8.66             18
1999                         198,360             1.19             7.28               1.19               7.29             18

CALIFORNIA SELECT
QUALITY (NVC)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003                         344,892             1.20             6.78               1.20               6.78             20
2002                         358,632             1.23             7.14               1.22               7.15             19
2001                         359,318             1.24             7.81               1.22               7.83             29
2000                         340,791             1.27             8.39               1.25               8.40             20
1999                         337,344             1.14             7.35               1.13               7.35              7

CALIFORNIA QUALITY
INCOME (NUC)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2003                         326,280             1.22             6.90               1.21               6.91             46
2002                         347,561             1.23             7.58               1.22               7.59             22
2001                         352,693             1.23             7.77               1.21               7.78             18
2000                         335,148             1.22             8.28               1.21               8.29             21
1999                         331,062             1.14             7.26               1.13               7.26             11
============================================================================================================================

                              Preferred Shares at End of Period
                         -------------------------------------------
                            Aggregate    Liquidation
                               Amount     and Market           Asset
                          Outstanding          Value        Coverage
                                (000)      Per Share       Per Share
====================================================================
CALIFORNIA INVESTMENT
QUALITY (NQC)
Year Ended 8/31:
2003                         $112,000        $25,000         $70,753
2002                          112,000         25,000          72,826
2001                          112,000         25,000          72,594
2000                          112,000         25,000          69,477
1999                          112,000         25,000          69,277

CALIFORNIA SELECT
QUALITY (NVC)
--------------------------------------------------------------------
Year Ended 8/31:
2003                          192,000         25,000          69,908
2002                          192,000         25,000          71,697
2001                          192,000         25,000          71,786
2000                          192,000         25,000          69,374
1999                          192,000         25,000          68,925

CALIFORNIA QUALITY
INCOME (NUC)
--------------------------------------------------------------------
Year Ended 8/31:
2003                          185,000         25,000          69,092
2002                          185,000         25,000          71,968
2001                          185,000         25,000          72,661
2000                          185,000         25,000          70,290
1999                          185,000         25,000          69,738
====================================================================

*    Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.
**   After custodian fee credit, where applicable.
+    The amounts shown are based on Common share equivalents.
++   Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to
     Preferred shares, where applicable.


                                 See accompanying notes to financial statements.


                                  50-51 SPREAD

                             Directors
                                    AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of directors of the Funds is currently set at eight. None of the directors who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates.
The names and business addresses of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                        NUMBER OF
                                                                                                                        PORTFOLIOS
                                                                                                                        IN FUND
                                                   YEAR FIRST     PRINCIPAL OCCUPATION(S)                               COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                         OVERSEEN BY
AND ADDRESS                  WITH THE FUNDS        APPOINTED(2)   DURING PAST 5 YEARS                                   DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------

DIRECTOR WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)  Chairman of the       1994           Chairman and Director (since 1996) of Nuveen            141
3/28/49                      Board and                            Investments, Inc. and Nuveen Investments, LLC;
333 W. Wacker Drive          Director                             Director (since 1992) and Chairman (since 1996) of
Chicago, IL 60606                                                 Nuveen Advisory Corp. and Nuveen Institutional
                                                                  Advisory Corp.; Chairman and Director (since
                                                                  1997) of Nuveen Asset Management, Inc.; Director
                                                                  (since 1996) of Institutional Capital Corporation;
                                                                  Chairman and Director (since 1999) of Rittenhouse
                                                                  Asset Management, Inc.; Chairman of Nuveen
                                                                  Investments Advisers Inc. (since 2002).


DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
William E. Bennett           Director              2001           Private Investor; previously, President and Chief       141
10/16/46                                                          Executive Officer, Draper & Kramer, Inc., a private
333 W. Wacker Drive                                               company that handles mortgage banking, real estate
Chicago, IL 60606                                                 development, pension advisory and real estate
                                                                  management (1995-1998). Prior thereto, Executive
                                                                  Vice President and Chief Credit Officer of First
                                                                  Chicago Corporation and its principal subsidiary,
                                                                  The First National Bank of Chicago.

------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner            Director              1997           Private Investor and Management Consultant.             135
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown            Director              1993           Retired (since 1989) as Senior Vice President of The    135
7/29/34                                                           Northern Trust Company; Director of the United Way of
333 W. Wacker Drive                                               Highland Park-Highwood (since 2002).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri         Director              1994           Retired, formerly, Executive Director (since 1998)      135
1/26/33                                                           of Manitoga/The Russel Wright Design Center; prior
333 W. Wacker Drive                                               thereto, President and Chief Executive Officer of
Chicago, IL 60606                                                 Blanton-Peale Institute (since 1990); prior thereto,
                                                                  Vice President, Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers              Director              1991           Adjunct Professor of Business and Economics,            135
4/3/33                                                            University of Dubuque, Iowa; formerly (1991-2000)
333 W. Wacker Drive                                               Adjunct Professor, Lake Forest Graduate School of
Chicago, IL 60606                                                 Management, Lake Forest, Illinois; prior thereto,
                                                                  Executive Director, Towers Perrin Australia, a
                                                                  management consulting firm; Chartered Financial
                                                                  Analyst; Certified Management Consultant; Director,
                                                                  Executive Service Corps of Chicago, a not-for-profit
                                                                  organization.

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider         Director              1997           Senior Partner and Chief Operating Officer,             135
9/24/44                                                           Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                               Miller-Valentine Realty, a construction company;
Chicago, IL 60606                                                 Chair, MiamiValley Hospital; Chair, Dayton
                                                                  Development Coalition; formerly, Member, Community
                                                                  Advisory Board, National City Bank, Dayton, Ohio and
                                                                  Business Advisory Council, Cleveland Federal
                                                                  Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale          Director              1997           Executive Director, Gaylord and Dorothy Donnelley       135
12/29/47                                                          Foundation (since 1994); prior thereto, Executive
333 W. Wacker Drive                                               Director, Great Lakes Protection Fund (from 1990
Chicago, IL 60606                                                 to 1994).


                                       52

                                                                                                                        NUMBER OF
                                                                                                                        PORTFOLIOS
                                                                                                                        IN FUND
                                                   YEAR FIRST                                                           COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR     PRINCIPAL OCCUPATION(S)                               OVERSEEN
AND ADDRESS                  WITH THE FUNDS        APPOINTED (3)  DURING PAST 5 YEARS                                   BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Chief                 1988           Managing Director (since 2002), Assistant Secretary     141
9/9/56                       Administrative                       and Associate General Counsel, formerly, Vice
333 W. Wacker Drive          Officer                              President and Assistant General Counsel of Nuveen
Chicago, IL 60606                                                 Investments, LLC; Managing Director (since 2002),
                                                                  General Counsel and Assistant Secretary, formerly,
                                                                  Vice President of Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.; Managing Director
                                                                  (since 2002), Assistant Secretary and Associate
                                                                  General Counsel, formerly, Vice President (since
                                                                  2000), of Nuveen Asset Management, Inc.; Assistant
                                                                  Secretary of Nuveen Investments, Inc. (since 1994);
                                                                  Assistant Secretary of NWQ Investment Management
                                                                  Company, LLC (since 2002); Vice President and
                                                                  Assistant Secretary of Nuveen Investments Advisers
                                                                  Inc. (since 2002); Managing Director, Associate
                                                                  General Counsel and Assistant Secretary of
                                                                  Rittenhouse Asset Management, Inc. (since May
                                                                  2003); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice President        2000           Vice President (since 2002), formerly, Assistant        141
2/3/66                       and Assistant                        Vice President (since 2000), previously, Associate of
333 W. Wacker Drive          Secretary                            Nuveen Investments, LLC.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan              Vice President        1999           Vice President (since 2002), formerly, Assistant        127
11/10/66                                                          Vice President (since 1997), of Nuveen Advisory Corp.;
333 W. Wacker Drive                                               prior thereto, portfolio manager of Flagship Financial
Chicago, IL 60606                                                 Inc.; Chartered Financial Analyst and Certified
                                                                  Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo            Vice President        1999           Vice President of Nuveen Investments, LLC (since        141
11/28/67                     and Treasurer                        1999), prior thereto, Assistant Vice President (since
333 W. Wacker Drive                                               1997); Vice President and Treasurer of Nuveen
Chicago, IL 60606                                                 Investments, Inc. (since 1999); Vice President and
                                                                  Treasurer of Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp. (since 1999); Vice
                                                                  President and Treasurer of Nuveen Asset
                                                                  Management, Inc. (since 2002) and of Nuveen
                                                                  Investments Advisers Inc. (since 2002);
                                                                  Assistant Treasurer of NWQ Investment
                                                                  Management Company, LLC (since 2002);
                                                                  Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto             Vice President        2001           Vice President of Nuveen Advisory Corp. (since 2001);   141
9/8/54                                                            previously, Vice President of Van Kampen Investment
333 W. Wacker Drive                                               Advisory Corp. (since 1998); Vice President of Nuveen
Chicago, IL 60606                                                 Institutional Advisory Corp. (since 2002); prior
                                                                  thereto, Assistant Vice President of Van Kampen
                                                                  Investment Advisory Corp. (since 1994).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger           Vice President        2000           Vice President (since 2002) and Assistant General       141
9/24/64                      and Secretary                        Counsel (since 1998); formerly, Assistant Vice
333 W. Wacker Drive                                               President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                                 Vice President (since 2002) and Assistant Secretary
                                                                  (since 1998), formerly Assistant Vice President
                                                                  of Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.


                                       53


                             Directors
                                    AND OFFICERS (continued)

                                                                                                                        NUMBER OF
                                                                                                                        PORTFOLIOS
                                                                                                                        IN FUND
                                                   YEAR FIRST                                                           COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR     PRINCIPAL OCCUPATION(S)                               OVERSEEN
AND ADDRESS                  WITH THE FUNDS        APPOINTED (3)  DURING PAST 5 YEARS                                   BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson            Vice President        1998           Vice President of Nuveen Investments, LLC; Vice         141
10/24/45                                                          President (since 1998) of Nuveen Advisory Corp. and
333 W. Wacker Drive                                               Nuveen Institutional Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald        Vice President        1995           Managing Director (since 2002) of Nuveen Investments,   141
3/2/64                                                            LLC; Managing Director (since 2001), formerly Vice
333 W. Wacker Drive                                               President of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                                 Institutional Advisory Corp. (since 1995); Managing
                                                                  Director of Nuveen Asset Management, Inc. (since
                                                                  2001); Vice President of Nuveen Investment Advisers
                                                                  Inc. (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice President        1998           Vice President (since 1993) and Funds Controller        141
5/31/54                      and Controller                       (since 1998) of Nuveen Investments, LLC and Vice
333 W. Wacker Drive                                               President and Funds Controller (since 1998) of Nuveen
Chicago, IL 60606                                                 Investments, Inc.; Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell            Vice President        1988           Vice President of Nuveen Advisory Corp.;                127
7/5/55                                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber             Vice President        1997           Vice President of Nuveen Institutional Advisory Corp.   127
3/26/63                                                           (since 1998) and Nuveen Advisory Corp. (since 1997);
333 W. Wacker Drive                                               prior thereto, Vice President and Portfolio Manager of
Chicago, IL 60606                                                 Flagship Financial, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa              Vice President        1990           Vice President of Nuveen Advisory Corp.                 127
8/21/57
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                Vice President        2000           Vice President (since 2000) of Nuveen Investments,      141
3/22/63                                                           LLC, previously Assistant Vice President (since 1999);
333 W. Wacker Drive                                               prior thereto, Associate of Nuveen Investments, LLC;
Chicago, IL 60606                                                 Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                Vice President        2002           Vice President (since 1999), previously, Assistant      141
8/27/61                                                           Vice President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice President        1988           Vice President, Assistant Secretary and Assistant       141
7/27/51                      and Assistant                        General Counsel of Nuveen Investments, LLC; Vice
333 W. Wacker Drive          Secretary                            President and Assistant Secretary of Nuveen Advisory
Chicago, IL 60606                                                 Corp. and Nuveen Institutional Advisory Corp.;
                                                                  Assistant Secretary of Nuveen Investments, Inc.
                                                                  and (since 1997) Nuveen Asset Management, Inc.;
                                                                  Vice President (since 2000), Assistant Secretary and
                                                                  Assistant General Counsel (since 1998) of Rittenhouse
                                                                  Asset Management, Inc.; Vice President and Assistant
                                                                  Secretary of Nuveen Investments Advisers Inc.
                                                                  (since 2002); Assistant Secretary of NWQ Investment
                                                                  Management Company, LLC (since 2002).


                                       54

                                                                                                                        NUMBER OF
                                                                                                                        PORTFOLIOS
                                                                                                                        IN FUND
                                                   YEAR FIRST                                                           COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD      ELECTED OR     PRINCIPAL OCCUPATION(S)                               OVERSEEN
AND ADDRESS                  WITH THE FUNDS        APPOINTED (3)  DURING PAST 5 YEARS                                   BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
John V. Miller               Vice President        2003           Vice President (since 2003), previously, Assistant      127
4/10/67                                                           Vice President (since 1999), prior thereto, credit
333 W. Wacker Drive                                               analyst (since 1996) of Nuveen Advisory Corp.;
Chicago, IL 60606                                                 Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV          Vice President        1996           Managing Director (since 2002) of Nuveen Investments,   141
7/7/65                                                            LLC; Managing Director (since 1997), formerly Vice
333 W. Wacker Drive                                               President (since 1996) of Nuveen Advisory Corp. and
Chicago, IL 60606                                                 Nuveen Institutional Advisory Corp.; Managing Director
                                                                  of Nuveen Asset Management, Inc. (since 1999).
                                                                  Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy      Vice President        1999           Vice President (since 2002), formerly, Assistant        127
9/4/60                                                            Vice President (since 1998), of Nuveen Advisory Corp.;
333 W. Wacker Drive                                               prior thereto, portfolio manager.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding           Vice President        1982           Vice President of Nuveen Advisory Corp. and Nuveen      127
7/31/51                                                           Institutional Advisory Corp.; Chartered Financial
333 W. Wacker Drive                                               Analyst.
Chicago, IL 60606


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.

(2) Directors serve a one-year term until his/her successor is elected. The year first elected or appointed represents the year in which the Directors was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve a one-year term through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                             Build Your Wealth
                                    AUTOMATICALLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION

BOARD OF DIRECTORS
William E. Bennett
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



POLICY CHANGE

On November 14, 2002, the Board adopted a policy that allows each Fund, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Directors without vote of the shareholders.

GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Leverage-Adjusted Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the fiscal year ended August 31, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                        Serving Investors
                                  FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $90 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.

Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com


                                                                     EAN-A-0803D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. The registrant's audit committee financial expert is William E. Bennett, who is "independent" for purposes of
Item 3 of Form N-CSR.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer for First Chicago Corp./First National Bank. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory Corp. (the "Adviser") would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act
          (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen California Quality Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: November 7, 2003
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: November 7, 2003
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: November 7, 2003
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.